                                   Exhibit 99

                              Sunterra Corporation
                   Consolidated Debtor and Non-Debtor Entities
                                  Balance Sheet
                                  May 31, 2002

                                                                   Total
                                                               Consolidated
                                                                (Unaudited)
                                                                -----------
Assets:
-------
Cash and cash equivalents                                      $  32,778,834
Cash in escrow and restricted cash                                65,643,819
Mortgages receivable, net                                        169,445,100
Retained interests                                                15,973,946
Due from related parties                                           7,072,111
Other receivables, net                                             6,179,101
Income tax refund receivable                                         985,422
Prepaid expenses and other assets                                 26,869,253
Investment in joint ventures                                      20,429,863
Assets held for sale                                              12,283,287
Real estate and development costs                                173,188,663
Property and equipment, net                                       65,808,317
Intangible assets, net                                            25,368,931
                                                               -------------
                                                               $ 622,026,647
                                                               =============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                         $  59,568,310
Notes payable subject to compromise                              524,912,081
Accounts payable not subject to compromise                        22,885,603
Accrued liabilities                                              177,248,061
Notes payable not subject to compromise                          182,602,699
Income taxes payable                                                 443,000
Deferred income taxes                                             (1,803,113)
                                                               -------------
                                                                 965,856,641

Stockholders' equity                                            (343,829,994)
                                                               -------------

Total liabilities and equity                                   $ 622,026,947
                                                               =============

               The accompanying notes and Monthly Operating Report are an integral part of these consolidated financial statements. Certain reclassifications were made to the consolidated financial statements which were not made to the individual debtor entities.

                              Sunterra Corporation
                   Consolidated Debtor and Non-Debtor Entities
                                Income Statement
                        For the Month Ended May 31, 2002


                                                            Total
                                                        Consolidated
                                                         (Unaudited)
                                                         -----------
Revenues:
---------
Vacation interests sales                                $ 15,179,374
Interest income                                            2,252,441
Other income (loss)                                        5,560,795
                                                        ------------
  Total revenues                                          22,992,610
                                                        ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                           3,509,113
Advertising, sales and marketing                           8,999,203
Provision for doubtful accounts                              509,690
Loan portfolio expenses                                    1,107,615
Maintenance fees and subsidies                             1,213,765
General and administrative                                 6,629,698
Depreciation and amortization                              1,278,568
Resort property asset writedowns                                   -
                                                        ------------
Total costs and operating expenses                        23,247,652
                                                        ------------

Income (loss) from operations                               (255,042)

Interest expense                                           1,493,618
Restructuring costs                                          212,262
Realized (gain) on available-for-sale securities                   -
Equity (gain) on investment in joint ventures               (483,645)
Bankruptcy expenses:
  Loss/(Gain) on Sale of Assets                             (845,034)
  Interest (Income)                                           (7,953)
  Professional Services                                    5,447,017

Extraordinary item                                        (1,142,225)
                                                        ------------

Income (loss) before provision for taxes                  (4,929,082)

Provision for income taxes                                   625,770
                                                        ------------
Net income (loss)                                       $ (5,554,852
                                                        ============

   The accompanying notes and Monthly Operating Report are an integral part of these consolidated financial statements.
  Certain reclassifications were made to the consolidated financial statements which were not made to the individual debtor entities.

                                                                      Form No. 5
                                                                        (page 1)

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

IN RE:                             )    Case No. 00-5-6931-JS through
SUNTERRA CORPORATION et al.,       )            00-5-6967-JS, 00-5-8313-JS
                                   )            (Chapter 11)
          Debtors                  )    (Jointly Administered under
                                             Case No. 00-5-6931-JS)

MONTHLY OPERATING REPORT Calendar Month May 1 through May 31, 2002
                                        --------------------------

                        FINANCIAL BACKGROUND INFORMATION

1.   ACCOUNT STATUS:     Cash _____________Accrual             X
                                                  ------------------------------

2. PREPARER: State the name, address, telephone number and position of the person(s) who actually compiled the information contained in this report. James Anderson, Vice President
     ---------------------------------------------------------------------------
     1781 Park Center Drive, Orlando, Florida 32835 (407) 532-1000
     ---------------------------------------------------------------------------

3.   EMPLOYEE INFORMATION:
     Number of employees paid this period:                       1,097
                                                                 -----
     Current number of employees                                 1,097
                                                                 -----
     Gross monthly payroll:
          Officers, directors and principals                     $  631,037
                                                                 ----------
          Other employees                                        $3,763,009
                                                                 ----------
     All post-petition payroll obligations
     including payroll taxes are current.  Exceptions:                 None
                                                        -------------------

4. Have there been any CHANGES IN THE NATURE OF YOUR BUSINESS or STATUS OF OPERATIONS since the last reporting period? Yes ___ No X. If yes,
                                                            ---
     explain:

     ___________________________________________________________________________

     ___________________________________________________________________________

5.   Are all BUSINESS LICENSES or BONDS current?
        Yes X  No ____  Not Applicable ____
           ---

6.   PRE-PETITION ACCOUNTS RECEIVABLE:
     Calculation still in process, will supply at a later date. See Note below

        Collected this Period                                   $_____________
        Ending Balance                                          $_____________


7.   POST-PETITION ACCOUNTS RECEIVABLE:
     Calculation still in process, will supply at a later date. See Note below
     0-30 Days:  $________   31-60 Days: $________    Over 60 Days: $________

                                                                      Form No. 5
                                                                        (page 2)

If there are any post-petition Accounts Receivable over 60 days, provide Schedule AR giving a listing of such accounts and explain the delinquencies.? Yes ____ No ____.

Note:
The majority of Accounts Receivable consists of Mortgages Receivable. The Debtors are in the process of analyzing the Mortgage Receivables In-Transit Aging. Supporting documents are available should the U.S. Trustee require more information.

8.   POST-PETITION ACCOUNTS PAYABLE:
     0-30 Days: $2,183,459  31-60 Days: $1,086,343  Over 60 Days: $2,621,375
                ----------              ----------                ----------

If there are any post-petition Accounts Payable over 30 days, provide Schedule AP giving a listing of such accounts and explain the delinquencies.

Note:
Supporting documents for the A/P aging are available should the U.S. Trustee require more information.

9. TAXES: Are all taxes being paid to the proper taxing authorities when due? Yes X No ____. See Note below
         ---

On the attached IRS Form 6123 report all tax deposits made with any financial institution for federal employment taxes during the reporting period. Be sure the form is complete and signed by an authorized employee of the receiving institution or taxing authority. Also attach copies of the monthly sales tax statement, payroll tax statement, unemployment tax statement AND real estate tax statement with evidence of payment of these taxes.

Note:
There have been no changes to the escrow of payroll taxes as originally presented in the June 2000 MOR, except that the payroll service provider has been changed to ADP. Effective January 2001, ADP began to escrow payroll taxes for the Debtors. Supporting documents are available should the U.S. Trustee require more information.

10. BANK ACCOUNTS: Have you changed banks or any other financial institution during this period: Yes X No ___
                            ---

     If yes, explain: See Attachment D
                      ----------------------------------------------------------

     ___________________________________________________________________________
11. Are all BOOKS AND RECORDS of the debtor(s) being maintained monthly and are all current? Yes X No ____.
                     ---

     If no, explain:____________________________________________________________

     ___________________________________________________________________________

                                                                      Form No. 5
                                                                        (page 3)
12. INSURANCE: Policy expiration dates: See Attachment B

    Auto and Truck  _________________   Liability    ___________________________
    Fire            _________________   Workers Comp ___________________________
    Other           _________________   Expires:     ___________________________

13. ACTIONS OF DEBTOR. During the last month, did the Debtor:
    (a) Fail to defend or oppose any action seeking to dispossess the debtor
    from control or custody of any asset of the estate? Yes ____    No  X .
                                                                       ---

    If yes, explain: ___________________________________________________________

    ____________________________________________________________________________

    OR consent to relief from the automatic stay (Section 362)? Yes ____  No X .
                                                                            ---

    If yes, explain: ___________________________________________________________

    ____________________________________________________________________________
    (b) Maintain such stock, inventory, raw materials, insurance, employees and other resources as are necessary to preserve and maintain the going concern value of the assets of the debtor? Yes X No ______________________________
                                           ---

    If no, explain: ____________________________________________________________

    ____________________________________________________________________________

14. TRANSFER OR SALE OF PROPERTY: Did the Debtor or any person with control over any of the Debtor's assets transfer, convey or abandon any of Debtor's assets to another party during the period of this report other than as set forth herein (including sales by creditors)? Yes __ No X .
                                                            ---

    If yes, explain: ___________________________________________________________

    ____________________________________________________________________________

    If yes, a copy of court order authorizing the referenced action must be attached.

Please discuss any pending motions to sell estate assets.

Type of Motion

       See Attachment A.

Brief Description of Asset

       See Attachment A.

                                                                      Form No. 5
                                                                        (page 4)
Projected Income

       See Attachment A.

You may attach a copy of the notice of sale in lieu of completing the description.
Indicate if notice(s) attached. Yes: X  See Attachment A.
                                     --



15. PAYMENTS TO SECURED CREDITORS during Reporting Period:

                      Frequency of       Amount                Next             Post-Petition
                      Payments per       of Each               Payment          Pmts. Not Made
Creditor              Contract           Payment               Due              No. Amt
------------------------------------------------------------------------------------------------
Finova                                   None
------------------------------------------------------------------------------------------------
Ableco Financing/Foothill                None
------------------------------------------------------------------------------------------------
98-A Securitization                      $1,316,578 principal and interest
------------------------------------------------------------------------------------------------
99-A Securitization                      $1,522,144 principal and interest
------------------------------------------------------------------------------------------------
99-B Securitization                      $904,474 principal and interest
------------------------------------------------------------------------------------------------
Greenwich Capital                        $2,117,619
------------------------------------------------------------------------------------------------
Bank of America                          None
------------------------------------------------------------------------------------------------
Key Global Finance                       $28,146
------------------------------------------------------------------------------------------------
GE Capital (Matrix leases)               $83,333
------------------------------------------------------------------------------------------------
Matrix Funding                           $18,899
------------------------------------------------------------------------------------------------
Cypress Land Loans                       $11,250
-------------------------------------------------------------------------------------------------
Societe General (Barton Capital)         $1,021,068 principal and interest
------------------------------------------------------------------------------------------------

                                                                      Form No. 5
                                                                        (page 5)

16. PAYMENTS TO PROFESSIONALS (Attorneys, Accountants, Real Estate Agents, Auctioneers, Appraisers, etc.) during Reporting Period:

   Professional Name                                    Type of Service Rendered             Fees Paid
   ---------------------------------------------------------------------------------------------------
   A&P Corporate Advisors                               Professional Fees                       82,861
   Bankruptcy Services LLC                              Professional Fees                       40,000
   Bell Boyd Lloyd LLC                                  Legal Fees                               3,680
   DeConcini McDonald Yetwin Lacy                       Legal Fees                               5,806
   Deloitte & Touche LLP                                Professional Fees                      873,607
   Fairplay International Trust NV                      Legal Fees                               2,500
   Fried, Frank, Harris                                 Legal Fees                             105,146
   Greenberg Traurig PA                                 Legal Fees                                 543
   Hale & Hale PA                                       Legal Fees                                 295
   Holland & Knight LLP                                 Legal Fees                             251,381
   Jay Alix & Assoc.                                    Professional Fees                      845,923
   Jeffrey Chanin                                       Professional Fees                      235,375
   Jeffries & Co.                                       Professional Fees                      126,688
   Johnson, Murrell & Case                              Legal Fees                                 260
   KPMG                                                 Professional Fees                       81,167
   Lexwell                                              Legal Fees                               4,979
   Linkous & Associates                                 Legal Fees                               1,235
   Lowndes Drosdick Doster Kantor & Reed PA             Legal Fees                                 634
   Maymi & Rivera Fourquet P S C                        Legal Fees                                 337
   Needle Rosenberg                                     Legal Fees                               1,660
   Page, Mracheck, Fitzgerald & Rose                    Legal Fees                                 510
   Paul, Hastings, Janofsky                             Legal Fees                              34,434
   Piper Rudnick                                        Professional Fees                      545,992
   Plante & Moran LLP                                   Legal Fees                               8,000
   Price Waterhouse Coopers                             Professional Fees                        1,959
   Rubin, Neal                                          Professional Fees                        5,250
   Schreeder Wheeler & Flint LLP                        Legal Fees                               8,411
   Shapiro, Sher, Guinot                                Legal Fees                              38,838
   The Styron Law Firm                                  Legal Fees                               1,343
   Whiteford Taylor & Preston                           Legal Fees                             464,141
   Willkie Farr                                         Legal Fees                             255,502
   Wolcott Rivers Wheary Basnight & Kelly, PC           Legal Fees                              21,579
                                                                                            ----------
                                                        Legal & Professional                $4,050,036
                                                                                            ==========

17.  QUARTERLY U.S. TRUSTEE FEES paid during Reporting Period:
     Monthly Disbursements:                For the month of May:
     (calendar quarter)                    Quarter 1 fees paid  $63,250
                                                              -------------

                                                                      Form No. 5
                                                                        (page 6)
VERIFICATION
       I declare under penalty of perjury that the information contained in this Monthly Operating Report (including schedules) is true and correct to the best of my knowledge, information and belief. The business of the Debtors is complex. The Debtors have sought to report all information contained in this Monthly Operating Report completely and accurately. The Debtors will review their records and other information on an on-going basis to determine whether this Monthly Operating Report should be supplemented or otherwise amended. The financial information submitted herein has not been audited and is subject to revision and adjustment. The Debtors reserve the right to file, at any time, such supplements or amendments to this Monthly Operating Report as the Debtors deem appropriate. This Monthly Operating Report should not be considered an admission regarding any of the Debtors' income, expenditures or general financial condition, but rather the Debtors' current compilation of such information based on their investigations to date. The Debtors do not make, and specifically disclaim, any representation or warranty as to the completeness or accuracy of the information set forth herein. All parties are encouraged to inform the Debtors or their counsel should they believe any part of this Monthly Operating Report to be inaccurate, incomplete or in need of supplementation in any way.

Dated:                July 10, 2002
                  ------------------------------

                  DEBTOR IN POSSESSION

By:                /s/ Lawrence E. Young
                  ------------------------------

Name/Title:       Lawrence E. Young CFO
                  ------------------------------

Address:          1781 Park Center Drive, Orlando, Florida 32835
                  ----------------------------------------------

Telephone:            (407) 532-1000
                  ------------------------------


REMINDER: Attach copies of debtor in possession bank statements.


NOTE: Due to the number of bank accounts, no bank statements have been attached. See Attachment D for bank account listing.

--------------------------------------------------------------------------------

                                  ATTACHMENT A
                           To Monthly Operating Report
                        Sunterra Corp., et al., May, 2002

         The following motions to sell assets of the Debtors were pending during the month of May, 2002:

                  Motion for Approval of Sale of Real Property Free and Clear of Liens and Encumbrances (Villas on the Lake Resort, Lake Conroe, TX) (filed April 16, 2002) (Order entered May 14,
                  2002); and

                  Motion for Approval of Sale of Capital Stock Free and Clear of Liens and Encumbrances (Marc Hotels and Resorts, Inc.)
                  (filed May 3, 2002).

         Also in May, 2002, the Debtors may have disposed of certain assets pursuant to the Order Authorizing The Sale And/Or Abandonment Of Miscellaneous Assets Including But Not Limited To Certain Furniture, Fixtures And Equipment, entered by the Court on September 14, 2000. (All of the pleadings referred to above are on file with the Clerk's Office).

         The Debtors may also have disposed of certain assets in the ordinary course of business in May, 2002.

Sunterra Resorts Policy Register 2002 - 2003                                                                            Attachment B
--------------------------------------------
Type of                 Company &            Policy
Coverage                Policy Number        Period      Limits/Deductible                 Premium     Comments
--------                -------------        ------      -----------------                 -------     --------
Primary General         American Safety      3/1/02-     $2,000,000 Aggregate per          $492,356    McGriff Broker
Liability               Risk Retention       2/28/03     location;                                     Covers all Sunterra Corp's.
                                                         $2,000,000 Products/                          locations except Lake
                                                         Completed Operations                          Arrowhead, Hawaii resorts
                                                         Aggregate;                                    and St. Maarten resorts
                                                         $1,000,000 Personal &
                                                         Advertising Injury;
                                                         $1,000,000 Each Occurrence;
                                                         $50,000 Fire Legal;
                                                         $1,000,000 EBL;
                                                         $1,000,000 Liquor Liability;
                                                         $5,000 Deductible
General Liability       American Safety      3/1/02-     Covers $5,000 per occurrence      $160,000    McGriff Broker
Stop Loss               Risk Retention       2/28/03     deductible on the primary G/L
Aggregate Fund                                           policy for 12 months
Umbrella Policy         Lexington Ins.       3/1/02-     $20M each occurrence/$20M         $271,893    Rated A++XV
                        Co. (AIG) &          2/28/03     aggregate where applicable;
                        American Home                    Excess of scheduled underlying
                        (AIG)                            policy(ies) Auto, GL & DIC
Excess Liability        Ohio Casualty        3/1/02-     $25M each occurrence/ $25M        $50,000     Rated AXI
Policy                  Insurance Co.        2/28/03     aggregate where applicable;
                                                         Excess of $25M each
                                                         occurrence/ $25M aggregate
                                                         Auto, GL & DIC
Foreign Liability       Royal & Sun          3/1/02-     $1,000,000 Commercial GL;         $99,654     Covers claims brought against
DIC                     Alliance             2/28/03     $1,000,000 Contingent Auto                    Sunterra Corp. and
General Liability                                        Liability;                                    subsidiaries for claims/
Cover                                                    $1,000,000 Employers Liability                accidents occurring outside
                                                                                                       the USA which are litigated/
                                                                                                       filed in the USA.
                                                                                                       Rated A++XV
Property Policy         Lloyds of            3/1/02-     $2.5 million annual aggregate     $1,579,560  McGriff Broker
                        London               2/28/03                                                   Covers all Sunterra Corp's.
                        168601N &                                                                      owned or managed resorts,
                        Royal Surplus                                                                  except for the St. Maarten
                        Lines                                                                          resorts, Marc Resorts &
                                                                                                       Kaanapali, HI
Property Policy         Steadfast            3/1/02-     $2.5 million excess of $2.5       $732,309    McGriff Broker
                        Insurance Co.        2/28/03     million annual aggregate for all              Excess property covers 2/nd/
                        Policy #                         perils, separately for Flood and              layer; $5 million in combined
                        SPP370051000                     Earthquake                                    property, business
                                                                                                       interruption and continuing
                                                                                                       expenses coverage. This
                                                                                                       policy will drop down and
                                                                                                       become primary if the above
                                                                                                       policy limits are exhausted.
Property Policy         Westchester          3/1/02-     $20 million excess of $2.5        $490,678    McGriff Broker
                        Surplus Lines        2/28/03     million per occurrence, which in              Excess property covers 3/rd/
                        Insurance Co.                    turn excess of $2.5 million                   layer; $25 million in
                        WXA6637731                       annual aggregate for all perils               combined property, business
                                                         annually, separately for Flood                interruption and continuing
                                                         and Earthquake                                expenses coverage

------------------------------------------------------------------------------------------------------------------------------------

Sunterra Resorts Policy Register 2002 - 2003                                                                            Attachment B
--------------------------------------------
Type of               Company &           Policy
Coverage              Policy Number       Period    Limits/Deductible                    Premium    Comments
--------              -------------       ------    -----------------                    -------    --------
Property Policy       Royal Surplus       3/1/02-   $50 million excess $22.5 million     $165,198   McGriff Broker
                      Lines -             2/28/03   except California Earthquake ($25               Excess property 4/th/ layer; $75
                      TKHD323436                    million excess $22.5 million per                million in combined property,
                                                    occurrence, which in turn excess of             business interruption and
                                                    $2.5 million annual aggregate for               continuing expenses coverage
                                                    all perils)
Property Policy       Commonwealth        3/1/02-   $5 million excess of $5 million per  $157,980   Wind Flood Hail Coverage for
                      Insurance Company   2/28/03   occurrence for wind, hail and flood             U.S. Virgin Islands
Boiler and            Travelers           3/1/02-   USVI $50,000,000                     $9,000     McGriff Broker
Machinery             Insurance Company   2/28/03                                                   Covers all Sunterra Corp.'s
Coverage              #BMGM5J273K                                                                   locations and resorts except
                      099611L01                                                                     St. Maarten and Lake
                                                                                                    Arrowhead; $45 million
                                                                                                    excess of the primary
                                                                                                    Lloyds property policy.
Professional          Philadelphia        6/1/01-   $5,000,000                           $84,802    Insurance Office of America
Liability E&O         Indemnity           6/1/02    $10,000 deductible                              Coverage
                      HCL2002942
Workers Compensation  United States Fire  6/15/02-  $1,000,000 Limit per Accident;       $1,003,000 Insurance Office of America
All Other States      Ins. Co.            6/15/03   $1,000,000 Disease policy limit;                Covers all states except
                                                    $1,000,000 Disease- each employee               Hawaii, Nevada, Washington &
                                                                                                    USVI
Workers Compensation  TIG Insurance       6/15/02-  $1,000,000 Limit per Accident;       $365,475   Marsh Honolulu broker
Hawaii                                    6/15/03   $1,000,000 Disease policy limit;                Coverage Hawaii locations,
                                                    $1,000,000 Disease- each employee               Marc, Embassy Poipu, Kaanapali
                                                                                                    and Sunterra Pacific resorts
HOA D&O Policy        National Union      11/1/01-  Various limits-see schedule                     Marsh Broker
                      Fire Insurance Co.  11/1/02   $5,000 deductible                               Individual D&O policies for HOA
                      #004738335                                                                    Boards
                                                                                         $3,100     AOAO Poipu Point $2 million
                                                                                         $3,100     AOAO Hawaiian Monarch $3
                                                                                                    million
                                                                                         $2,100     Breakers of Ft. Lauderdale
                                                                                                    Condo Assoc.  $2 million
                                                                                         $3,100     Bent Creek Golf Village Condo
                                                                                                    Assoc. Inc. $2 million
                                                                                         $2,100     Carambola Beach Resort Owners
                                                                                                    Assoc. Inc. $2 million
                                                                                         $3,100     Coral Sands of Miami Beach
                                                                                                    Timeshare Assoc. Inc. $2 million
                                                                                         $3,100     Gatlinburg Town Square Resort
                                                                                                    Condo II Assoc. $2 million
                                                                                         $3,100     Gatlinburg Town Square Members
                                                                                                    Assoc.  $2 million
                                                                                         $3,100     Gatlinburg Town Square Master
                                                                                                    Assoc.  $2 million
                                                                                         $3,100     Grand Beach Resort Condo
                                                                                                    Assoc.  $2 million
                                                                                         $3,100     Greensprings Plantation Resort
                                                                                                    Owners Assoc. $2 million

Sunterra Resorts Policy Register 2002-2003                                                                             Attachment B
------------------------------------------
Type of                 Company &            Policy
Coverage                Policy Number        Period      Limits/Deductible             Premium    Comments
--------                -------------        ------      -----------------             -------    --------
HOA D&O Policy -        National Union       11/1/01-    Various limits-see schedule              Marsh Broker
Continued               Fire Insurance Co.   11/1/02     $5,000 deductible                        Individual D&O policies for HOA
                        #004738335                                                                Boards
                                                                                       $2,100     Lake Tahoe Vacation Ownership
                                                                                                  Resort Owners' Assoc. $2
                                                                                                  million
                                                                                       $3,100     Mountain Meadows Timeshare
                                                                                                  Owners' Assoc. $2 million
                                                                                       $3,100     Plantation at Fall Creek Condo
                                                                                                  Assoc. $2 million
                                                                                       $3,100     Poipu Point Vacation Owners'
                                                                                                  Assoc. $2 million
                                                                                       $2,100     Polynesian Isles Resort Condo
                                                                                                  IV Assoc. $2 million
                                                                                       $2,100     Polynesian Isles Resort Master
                                                                                                  Assoc.  $2 million
                                                                                       $5,100     Polynesian Isles Resort Condo
                                                                                                  Assoc. $2 million
                                                                                       $3,100     Powhatan Plantation Owners
                                                                                                  Assoc. $2 million
                                                                                       $2,100     The Ridge on Sedona Golf Resort
                                                                                                  Owners' Assoc. $2 million
                                                                                       $3,100     Ridge Pointe Property Owners
                                                                                                  Assoc. $2 million
                                                                                       $3,000     Scottsdale Villa Mirage Resort
                                                                                                  Owners' Assoc. $2 million
                                                                                       $3,100     Sedona Springs Resort Owners'
                                                                                                  Assoc. $2 million
                                                                                       $2,100     Sedona Summit Resort Owners'
                                                                                                  Assoc. $2 million
                                                                                       $3,100     Town Village Resort Condo
                                                                                                  Assoc., Inc. $2 million
                                                                                       $9,170     Scottsdale Villa Mirage Resort
                                                                                                  Condo Assoc. Inc. $2 million
                                                                                       $3,100     Vacation Timeshare Owners
                                                                                                  Assoc. $5 million
                                                                                       $2,100     Villas de Santa Fe Condo Assoc.
                                                                                                  $2 million
                                                                                       $2,100     Villas on the Lake Owners
                                                                                                  Assoc. $2 million
Corporate Directors &   Greenwich            1/27/02-   $25,000,000                    $450,000   Marsh Broker
Officers Liability      Insurance Policy     1/27/03                                              Extended period of reporting
                        #D071000999                                                               coverage for D&O policy that
                                                                                                  expired 1/27/01
Corporate Directors &   Genesis Insurance    1/27/02-   Primary $5,000,000             $647,000   Marsh Broker
Officers Liability      Co. Policy           1/27/03
                        #YXB002299A
Corporate Directors &   Greenwich            1/27/02-   $20,000,000 X $5,000,000       $700,000
Officers Liability      Insurance Co.        1/27/03

------------------------------------------------------------------------------------------------------------------------------------

Sunterra Resorts Policy Register 2002-2003                                                                              Attachment B
------------------------------------------
Type of                 Company &            Policy
Coverage                Policy Number        Period      Limits/Deductible             Premium      Comments
--------                -------------        ------      -----------------             -------      --------
Employment Practices    Lexington            4/8/02-     $15,000,000 each insured      $496,000     Marsh Broker
Liability               #1052315             4/8/03      event limit;                  (does not
                                                         $15,000,000 total aggregate   include E&S
                                                         policy period limit           or other
                                                         $100,000 deductible           applicable
                                                                                       taxes)
Sunterra Automobile     St. Paul Fire &      4/09/02-    $1,000,000 single limit;      $70,734 AOS  Marsh Broker
Policy &                Marine               6/01/03     $5,000 per accident           $16,464 FL
                                                         deductible;                   $29,941 Va
Garage-keepers          CA00101153                       $200,000 garage keepers liab. $865 USVI
                        CA00101154 FL                    $2,500 GK Collision
                                                         deductible;
                        CA00101152 Va                    $500 GK Comprehensive
                                                         deductible

                        CA00101155 USVI
Hawaii Automobile       TIG Insurance Co.    3/01/01-    $1,000,000 bodily injury per  TBD          Marsh Honolulu broker
Liability Policy                             3/01/02     incident;
                                                         $1,000,000 property
                                                         damage per incident;
                                                         $500/$500 collision/
                                                         comprehensive
                                                         deductible; $1,000,000
                                                         limit; $1,000
                                                         deductible
                                                         $20,000/$40,000
                                                         non-stacked
                                                         Uninsured/underinsured
                                                         motorist
Marc Resorts HOA GL     Navigators           3/1/02-     $1,000,000 each occurrence    $34,080      Sullivan Curtis
Policy                                       4/10/03     $50,000 fire damage
                                                         $5,000 medical expenses
                                                         $1,000,000 personal injury
                                                         $2,000,000 general aggregate
                                                         $2,000,000 products/completed
                                                         operations aggregate
                                                         $1,000 deductible
Marc Resorts HOA        Philadelphia         3/1/02-     $10,000,000                   $12,796      Sullivan Curtis brokers
Umbrella Policy                              4/10/03
Marina Operators        Commercial Union     5/1/02-     $1,000,000 protection and     $20,100      McGriff Broker
                                                         indemnity                                  Plantation at Fall Creek,
Liability               Insurance            5/1/03      $1,000,000 rental liability                Villas on the Lake, Powhatan
                        CZJH20890                        $100,000 per vessel Bailees                Plantation Campground and Marina
                                                         $1,000,000 per occurrence
                                                         Bailees
                                                         $1,000 deductible
Blanket Crime Policy    National Union       9/1/01-     $3,000,000                    $30,012      Marsh Broker
                        Fire Insurance Co.   8/31/02     $25,000 deductible                         Covers all Sunterra Corp.
                        of Pittsburgh, PA                                                           locations and managed locations
                        #473-30-27
St. Maarten Property    Allianz Royal        7/12/01-    $43,603,000 loss limit        $1,210,956   McGriff Atlanta
Insurance               Nederland            7/12/02     $10,000 deductible per
                                                         occurrence
                                                         2% TIV deductible for flood
                                                         and wind
Boiler & Machinery      Travelers            7/12/01-    $30,000,000                   $13,100      McGriff Atlanta
St. Maarten             Insurance Company    7/12/02
                        BMG532X4032

------------------------------------------ -----------------------------------------------------------------------------------------

Sunterra Resorts Policy Register 2002-2003                          Attachment B
------------------------------------------

Type of             Company &           Policy
Coverage            Policy Number       Period     Limits/Deductible                    Premium    Comments
--------            -------------       ------     -----------------                    -------    --------
Foreign Liability   Zurich              7/12/01-   $1,000,000 aggregate                 $11,000    McGriff Atlanta
Contingent                              7/12       $500,000 each occurrence
Automobile                                         $1,000,000 fire legal
Liability,                                         $1,000,000 liquor liability
Garagekeepers,
Innkeepers
St. Maarten
Business Travel     Unum Policy # GTA   5/01/02-   $5,000,000 aggregate limit of        $3,024     Aon Consulting, Inc.
Accident Policy     23207               5/01/03    liability
Basic Life          Prudential          1/01/02-   1 X Salary to $1,000,000                        Aon Consulting, Inc.
Insurance           Healthcare          12/3/02
                    Contract #76976
Supplemental Life   Prudential          1/01/02-   1 ,2 or 3 X Salary to $1,000,000                Aon Consulting, Inc.
Insurance           Healthcare          12/3/02
                    Contract #76976
AD&D                Prudential          1/01/02-   50% to $100,000                                 Aon Consulting, Inc.
                    Healthcare          12/31/02
                    Contract #76976
Short Term          Prudential          1/01/02-   60% to $1,000                                   Aon Consulting, Inc.
Disability          Healthcare          12/31/02
                    Contract #76976
Long Term           Prudential          1/01/02-   50% to $10,000                                  Aon Consulting, Inc.
Disability          Healthcare          12/31/02
                    Contract #76976
Dental              MetLife Contract    1/01/02-   $50/$150 deductible;                            In-Network: 100% / 80% / 50% /
                    #300151             12/31/02   $1,500 annual maximum;                          50%
                    (insured)                      $50 orthodontia deductible;                     Out-of-Network: 80% / 60% / 30%
                                                   $2,000 orthodontia maximum                      / 50%
------------------------------------------------------------------------------------------------------------------------------------


Sunterra Corporation et al., Debtors                                                          Attachment D
Case No. 00-5-6931-JS through 00-5-6967, 00-5-8313-JS (Chapter 11)
(Jointly Administered under Case No. 00-5-6931-JS)
Bank Accounts as of May 31, 2002

Property Name                   Acct. Title                                     Bank Name
------------------------------------------------------------------------------------------------------------
Bent Creek                      Bent Creek Golf Course                          Mountain National Bank
Club Sunterra                   Amsouth - Lockbox I                             Amsouth
Club Sunterra                   Amsouth - Lockbox II (HOA)                      Amsouth
Club Sunterra                   First Union - Operating                         First Union National Bank
Club Sunterra                   Club Sunterra Payroll                           First Union National Bank
Coral Sands                     SWF E/A for Signature Resorts Inc. (Coral       Bank of America
                                Sands Resort)
Coral Sands                     Coral Sands Resort                              Harbor Bank
Cypress Pointe                  UBOC Presales @ SWF -SWF LLP E/A for Cypress    First Union National Bank
                                Pointe Resort- Special Holding A/C

Cypress Pointe                  SWF for Sunterra Corp. (Cypress Pointe) Escrow  First Union National Bank
Cypress Pointe                  Petty Cash - Spiffs                             First Union National Bank
Cypress Pointe                  Cypress Pointe Resort II                        Harbor Bank
Escapes                         Sunterra Escapes                                Bank One Arizona
EVR Grand Beach                 SWF E/A for Grand Beach Resort LP               Bank of America
EVR Grand Beach                 UBOC Presales @ SWF - IES Custodian for         Bank of America
                                Sunterra Corp (GBR Special Holding Acct)
EVR Grand Beach                 Petty Cash - Resort Marketing                   First Union National Bank
EVR Grand Beach                 SWF E/A for Grand Beach Resort LP Tax Escrow    First Union National Bank
EVR Lake Tahoe                  Lake Tahoe Resort Partners, LLC                 Wells Fargo Bank
EVR Lake Tahoe                  RMI, Inc. Lake Tahoe Payroll  Acct              Wells Fargo Bank
EVR Lake Tahoe                  Resort Marketing International                  Wells Fargo Bank
EVR Tahoe                       Embassy/Lake Tahoe Sunterra Escrow Trust        Chicago Title Ledger
Fall Creek                      SWF LLP E/A for Sunterra Corporation            Bank of America
                                (Plantation at Fall Creek)
Fall Creek                      SWF LLP E/A for Signature Resorts               Commercial Fed Bank
                                Inc.(Sunterra-Branson)
Flamingo                        SWF E/A for AKGI-St Maarten NV                  First Union National Bank
Flamingo                        SWF                                             First Union National Bank
Flamingo Beach                  French Franc's                                  Banque Francaise Commerciale
Flamingo Beach                  French Usds                                     Banque Francaise Commerciale
Flamingo Beach                  Developer                                       First Union National Bank
Flamingo Beach                  Payroll Usd                                     Windward Island Bank
Flamingo Beach                  Operating                                       Windward Island Bank
Flamingo Beach                  Merchant                                        Windward Island Bank
Flamingo Beach                  Payroll Naf                                     Windward Island Bank
Gatlinbug (Bent Creek)          Resort Marketing International Inc./ Sunterra   First Union National Bank
                                Resorts-Gatlinburg

Gatlinburg (Bent Creek)         IES E/A for Bent Creek                          Bank First
Gatlinburg (Bent Creek)         IES E/A Bent Creek-Special Holding Acct         Bank First
Gatlinburg (Town Square)        IES E/A for Town Square                         Bank First
Gatlinburg (Town Square)        UBOC Presalse @ SWF - IES E/A Gatlinburg Town   Bank First
                                Square-Special Holding Acct

Gatlinburg (Town Village)       IES E/A for Town Village                        Bank First
Greensprings                    Greensprings Associates Escrow Acct             Bank of America
Harbour Lights                  Resort Mktg. Intl. Harbour Lights Trust Acct.   Wells Fargo Bank
International Timeshare         International Timeshares Operating              First Union National Bank
Northern VA Sales Ctr.          Springfield Escrow Account                      Bank of America
Polynesian Isles                SWF E/A for Polynesian Isles                    First Union National Bank
Powhatan                        Powhatan Associates Escrow Account              Bank of America
Ridge at Sedona                 IES, Inc. Escrow Agent for The Ridge            Bank of America
RMI Carslbad                    Restricted CD - Carlsbad Encore                 First Union National Bank
RMI Orlando                     Resort Marketing International Inc Operating    First Union National Bank
                                Account
Roundhill- Tahoe                RMI,Inc. Brokers Acct.                          Wells Fargo Bank


               Bank Account #              ABA#
               ----------------------------------
                 104006440
                 3720320019              63104668
                 3720410816              63104668
               2000008319801             63000021
               2000008319843             63000021
                003064479205            063100277

                 0140420282             051405463
               2000002004219            063107513


               2000004380326            063107513
               2090000321205            063000021
                 0140420209              51405463
                                        122100024
                003064413944            063000047
                003064413957            063000047

               2090000740365            063000021
               2090001812807            063000021
                 0059011684             121000248
                 0901069161             121000248
                 0901069187             121000248

                002863355107            081000032

                000055546341            304072080

               2090001067487            063000021
               2090001067487             63000021
                60214839088                N/A
                60639999040                N/A
               2000009376937            063000021
                  20018002                 N/A
                  20018100                 N/A
                  20018209                 N/A
                  20145702                 N/A
               2000010996393            063000021


                  04806220              064204198
                  04813197              064204198
                  04806476              064204198
                  04813200              064204198


                  04807618              064204198
                004130354431
                0087-588356               14003
               2000008319814             63000021
                004112989829
               2000001995578            063000021
                004112989170
                 252-962160             122101706
               2000009398740            063000021
               2000010996380            063000021
                  2002871663            121000248



Sunterra Corporation et al., Debtors                                                          Attachment D
Case No. 00-5-6931-JS through 00-5-6967, 00-5-8313-JS (Chapter 11)
(Jointly Administered under Case No. 00-5-6931-JS)
Bank Accounts as of May 31, 2002

Property Name                   Acct. Title                                     Bank Name
------------------------------------------------------------------------------------------------------------
Royal Dunes                     Port Royal Resort LP-SWF Attorney/ Escrow Agent First Union National Bank
Royal Palm                      SWF E/A for AKGI-St Maarten NV                  First Union National Bank
Royal Palm                      SWF E/A for AKGI-St Maarten NV                  First Union National Bank
Royal Palm                      Payroll Usd                                     Windward Island Bank
Royal Palm                      Operating                                       Windward Island Bank
Royal Palm                      Merchant                                        Windward Island Bank
Royal Palm                      Payroll Naf                                     Windward Island Bank
RPM Branson                     Master Operating                                Ozark Mountain Bank
RPM Branson                     Midwest Cash Rental Trust                       Wells Fargo
RPM Branson Rental PFC          RPM Management, Inc. Rental Trust               Ozark Mountain Bank
RPM Management                  RPM Payroll                                     Bank One
RPM Management                  RPM Payroll                                     First Union National Bank
RPM Management                  RPM Operating                                   First Union National Bank
RPM Management                  Resort Property Mgt. Inc.                       Salomon Smith Barney
San Luis Bay                    San Luis Bay Trust                              Wells Fargo Bank
Santa Fe                        Santa Fe EscrowTerritorial Title & Abstract     Bank of America
Santa Fe                        IES, Inc. Escrow agent for Villas de Santa Fe   Bank of America
Santa Fe                        IES, Inc. E/A for Sunterra Corp.(Villas de      Wells Fargo Bank
                                Santa Fe

Scottsdale                      IES, Inc. Escrow Agent for Scottsdale Villa     Bank of America
                                Mirage
Scottsdale Villa Mirage         Scottsdale spiff                                Bank One Arizona
Scottsdale Villa Mirage         Resort Marketing Int'l                          Bank One Arizona
Scottsdale Villa Mirage         Resort Marketing Int'l                          Bank One Arizona
Scottsdale Villa Mirage         All Seasons Realty Inc SVM Function &           Bank One Arizona
                                Activities

Scottsdale Villa Mirage         Scottsdale Villa Mirage Gifting                 Bank One Arizona
Sedona                          Int'l Escrow Services, Inc. ( Not an Escrow)    Bank One
Sedona Properties               All Seasons- Legal Acct.                        Bank One Arizona
Sedona Properties               All Seasons Realty-Activities Clearing Acct     Bank One Arizona
Sedona Properties               All Seasons Realty Inc-Functions Acct           Bank One Arizona
Sedona Properties               RMI Comm                                        Bank One Arizona
Sedona Properties               Ridge at Sedona Golf Resort- Sedona Golf        Bank One Arizona
                                Resort Spiffs Acct.
Sedona Properties               Ridge at Sedona Golf Resort- Sedona Springs     Bank One Arizona
                                Spiffs Acct
Sedona Properties               RMI Payroll                                     Bank One Arizona
Sedona Properties               All Seasons Resorts Inc.- gifting               Bank One Arizona
Sedona Springs                  IES, Inc. Escrow Agent for Sedona Springs       Bank of America
Sedona Summit                   IES, Inc. Escrow Agent for Sedona Summit        Bank of America
St. Croix - Carambola           Hotel Merchant                                  The Bank of Nova Scotia
St. Croix - Carambola           Capital Reserve                                 The Bank of Nova Scotia
St. Croix - Carambola           Hotel Operating                                 The Bank of Nova Scotia
Steamboat                       Brokerage Trust Account                         Vectra Bank
Sunterra Communications         Cash Master Operating                           First Union National Bank
Sunterra Corporation            Signature Resorts Inc                           Fidelity Investments
Sunterra Corporation            Sunterra Corporation-Operating                  First Union National Bank
Sunterra Corporation            Sunterra Corporation, Credit Card               First Union National Bank
Sunterra Corporation            Sunterra Corporation-Payroll                    First Union National Bank
Sunterra Corporation            Reserve Sunterra Centre                         First Union National Bank
Sunterra Corporation             International Timeshares SWF E/A for           First Union National Bank
                                International Timeshares Inc.
Sunterra Corporation            Signature Resorts Inc                           First Union National Bank
Sunterra Corporation            Sunterra Corporation                            Salomon Smith Barney



  Bank Account #              ABA#
------------------------------------
  2010000250673            053207766
  2090001067490            063000021
  2090001067490             63000021
     20017103                 N/A
     20017201                 N/A
     20017310                 N/A
     20145604                 N/A
     8177738
  090-1069831??
     8168355
     5914346               122100024
  2000007782109             63000021
  2000008319791             63000021
224-90615-1-2-315
    0468864627             121000248
   004271416775            107000327
   004676660029            122101706
    1353128272


    252-962179             122101706

    0441-4497              122100024
    2017-4235              122100024
    2017-4307              122100024
    2323-6529              122100024


    2364-5629              122100024
    3198-7602             122.100.024
    0768-8821              122100024
    0768-9453              122100024
    1005-8089              122100024
    2363-9077              122100024
    2750-9886              122100024

    2750-9907              122100024

    2751-0916              122100024
    634180335              122100024
    252-962208             122101706
    252-962195             122101706
      856-18               101606216
      962-10               101606216
      965-12               101606216
    4810007148               20031
  2000008319827             63000021
 0059-0080390248           021000018
  2000008319856            063000021
  2000008319869            063000021
  2000008319953            063000021
  2000010014042            063000021
  2090002245732            063000021

  2090002393011            063000021
224-90675-1-9-315          021000021

Sunterra Corporation et al., Debtors                                Attachment D
Case No. 00-5-8931-JS through 00-5-6967, 00-5-8313-JS (Chapter 11)
(Jointly Administered Under Case No. 00-5-8931-JS)
Bank Accounts as of May 31, 2002

Property Name                 Acct. Title                                  Bank Name
---------------------------------------------------------------------------------------------------------------
Sunterra Corporation          International Timeshares- Timeshare Closing  SunTrust Bank
                              Services, Inc.-Sunterra Escrow
                              Account
Sunterra Finance              Grand Bch-Restricted Cash Endpaper           Bank One
Sunterra Finance              Flamingo-Restricted Cash Endpaper            Bank One
Sunterra Finance              Royal Palm-Restricted Cash Endpaper          Bank One
Sunterra Finance              Port Royal-Restricted Cash Endpaper          Bank One
Sunterra Finance              San Luis-Restricted Cash Endpaper            Bank One
Sunterra Finance              Bent Creek-Restricted Cash Endpaper          Bank One
Sunterra Finance              Concord Secur 98A                            Bank One
Sunterra Finance              Restricted Cash UBOC                         Bank One


Sunterra Finance              Concord - Restricted Cash BofA               Bank One
Sunterra Finance              Concord Concentration Account                Bank One Arizona
Sunterra Finance              Open Escrow                                  Bank One-Lender #475
Sunterra Finance              UBOC Resales                                 Bank One-Lender#525
Sunterra Finance              B of A Resales                               Bank One-Lender#705
Sunterra Finance              B of A Restricted                            First Union National Bank
Sunterra Finance              UBOC Restricted                              First Union National Bank
Sunterra Finance              Restricted  - LaSalle Cash Collect           La Salle National Bank
Sunterra Finance              Restricted LaSalle Cash Reserve              La Salle National Bank
Sunterra Finance              Sunterra Financial Services, Inc.- Imprest   Nevada National Bank

Sunterra Finance              Finova Segregated                            Nevada State Bank

Sunterra Pacific (VI)         Vacacionistas Internacionales Mazatlan       Banamex
                              sa de cv
Sunterra Pacific (VI)         Sunterra Pacific Air Trust                   Redmond National Bank
Sunterra Pacific (VI)                                                      Redmond National Bank
Sunterra Pacific (VI)         VTS Purchase Deposit Escrow Account          US Bank & Trust
Sunterra Pacific (VI)         VTS Trust Monthly Payment Account            US Bank & Trust
Sunterra Pacific (VI)         VTS Escrow Purchase Deposit Escrow Account   US Bank & Trust
Sunterra Pacific Inc.(f/k/a)  Vacaciones Compartidas Mazatlan              Banamex
                              Vallarta SA de CV
Sunterra Pacific Inc.(f/k/a)  General                                      Bank of America

Sunterra Pacific Inc.(f/k/a)  Payroll ZBA                                  Bank of America

Sunterra Pacific Inc.(f/k/a)  Sunterra Pacific Payroll Account             Bk of Whistler/Royal Bank of Canada

Sunterra Pacific Inc.(f/k/a)  Vacaciones Compartidas Mazatlan              Citibank Mexico
                              Vallarta SA de CV
Sunterra Pacific Inc. (f/k/a)                                              First Hawaiian
Sunterra Travel Inc (f/k/a)   Payroll                                      Bank of America
Sunterra Travel Inc (f/k/a)   Bank of America
Tahoe Ridgepointe             RDI Escrow Trust Fund Account                Wells Fargo Bank
Villas at Poco Diablo         IES, Inc. Escrow Agent for Villas at Poco    Bank of America
                              Diablo
Villas de Santa Fe            Cas Master Operating                         Wells Fargo Bank
Villas de Santa Fe            Cash master Payroll                          Wells Fargo Bank
Villas de Santa Fe            Villas de Santa Fe Gifting                   Wells Fargo Bank
Villas de Santa Fe            Villas de Santa Fe RMI Commission            Wells Fargo Bank
                              Account
Villas de Santa Fe            Villas de Santa Fe SpiffAccount              Wells Fargo Bank
Villas of Sedona              IES, Inc. Escrow Agent for Villas of         Bank of America
                              Sedona
Villas on the Lake            IES, Inc. Escrow Agent for Villas on the     Bank of America
                              Lake
Virginia - RMI                Resort Marketing International Inc./ RMI     First Union National Bank
                              VA

Property Name                        Bank Account #         ABA#
-----------------------------------------------------------------------
Sunterra Corporation                 0766766226205


Sunterra Finance                       0345-2926         122.100.024
Sunterra Finance                       0457-3009         122.100.024
Sunterra Finance                       0460-7723         122.100.024
Sunterra Finance                       0910-6733         122.100.024
Sunterra Finance                       1324-5007         122.100.024
Sunterra Finance                       2142-5075         122.100.024
Sunterra Finance                       2313-5354         122.100.024
Sunterra Finance                    2825-3069/ 0410-
                                 2047,0410-1984, 0412-
                                    9004, 0410-1554
Sunterra Finance                       2825-3245         122.100.024
Sunterra Finance                       0311-2294          122100024
Sunterra Finance                       2226-4728         122.100.024
Sunterra Finance                       0632-1577         122.100.024
Sunterra Finance                       0632-1606         122.100.024
Sunterra Finance                     2000010996966        063000021
Sunterra Finance                     2000010996979        063000021
Sunterra Finance                      67-7934-70-5
Sunterra Finance                      67-7934-71-3
Sunterra Finance                       122400779 &
                                       0012085638
Sunterra Finance                       12085620 &
                                       085817757
Sunterra Pacific (VI)                   108151-0

Sunterra Pacific (VI)                  774022537
Sunterra Pacific (VI)                  777019407
Sunterra Pacific (VI)                  98510850
Sunterra Pacific (VI)                  98510851
Sunterra Pacific (VI)                  98510852
Sunterra Pacific Inc.(f/k/a)           7509285947            n/a

Sunterra Pacific Inc.(f/k/a)            1457001           125000024

Sunterra Pacific Inc.(f/k/a)            5716014           125000024

Sunterra Pacific Inc.(f/k/a)            10520000             n/a

Sunterra Pacific Inc.(f/k/a)          30220008345            n/a

Sunterra Pacific Inc. (f/k/a)           07071388          121301015
Sunterra Travel Inc (f/k/a)             37651916          125000024
Sunterra Travel Inc (f/k/a)             1464510           125000024
Tahoe Ridgepointe                      4159566587         121000248
Villas at Poco Diablo                  252-962216         122101706

Villas de Santa Fe                    064-4525602
Villas de Santa Fe                    064-4525628
Villas de Santa Fe                    1353-128239
Villas de Santa Fe                    1353-128613

Villas de Santa Fe                    1353-128624
Villas of Sedona                       252-962187         122101706

Villas on the Lake                    004771161038        111000025

Virginia - RMI                       2000010996403        063000021

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
May 31, 2002

                                                               Total
                                                        Consolidated
Legal entity                                                Sunterra
Bankruptcy filing number                                 Corporation
                                                         -----------
Assets:
-------
Cash and cash equivalents                            $    10,757,247
Cash in escrow and restricted cash                        30,992,035
Mortgages receivable, net                                152,824,794
Retained interests                                        15,973,946
Intercompany receivable                                   84,539,863
Due from related parties                                   2,504,378
Other receivables, net                                     6,927,702
Income tax refund receivable                                 985,422
Prepaid expenses and other assets                         22,166,891
Investment in joint ventures                                 250,000
Assets held for sale                                      12,283,287
Real estate and development costs                        146,607,180
Property and equipment, net                               34,617,921
Intangible assets, net                                     3,229,669
                                                     ---------------

                                                     $   524,660,335
                                                     ===============

Liabilities and equity:
-----------------------
Accounts payable subject to compromise               $    59,576,083
Notes payable subject to compromise                      524,912,081
Accounts payable not subject to compromise                15,894,262
Accrued liabilities                                      116,974,111
Notes payable not subject to compromise                  182,100,299
Income taxes payable                                               -
Deferred income taxes                                     (1,697,113)
                                                     ---------------
                                                         897,759,723

Stockholders' equity                                    (373,099,388)
                                                     ---------------

Total liabilities and equity                         $   524,660,335
                                                     ===============

 Certain reclassifications were made to the consolidated financial statements which were not made to the individual debtor entities.

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended May 31, 2002

                                                                    Total
                                                             Consolidated
Legal entity                                                     Sunterra
Bankruptcy filing number                                      Corporation
                                                              -----------
Revenues:
---------
Vacation interests sales                                     $  6,997,134
Interest income                                                 2,011,653
Other income (loss)                                               908,520
                                                             ------------
     Total revenues                                             9,917,307
                                                             ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                1,626,777
Advertising, sales and marketing                                4,669,489
Provision for doubtful accounts                                   392,981
Loan portfolio expenses                                         1,109,478
Maintenance fees and subsidies                                  1,245,567
General and administrative                                      2,688,428
Depreciation and amortization                                     828,187
                                                             ------------
Total costs and operating expenses                             12,560,907
                                                             ------------

Income (loss) from operations                                  (2,643,600)

Interest expense                                                1,444,116
Restructuring costs                                               212,262
Realized (gain) on available-for-sale securities                        -
Equity (gain) on investment in joint ventures                           -
Bankruptcy expenses:
     Loss/(Gain) on Sale of Assets                               (845,034)
     Interest (Income)                                             (7,953)
     Professional Services                                      5,447,017

Extraordinary Item                                             (1,142,225)
                                                             ------------

Income (loss) before provision for taxes                       (7,751,783)

Provision for income taxes                                              -
                                                             ------------
Net income (loss)                                            $ (7,751,783)
                                                             ============

 Certain reclassifications were made to the consolidated financial statements which were not made to the individual debtor entities.

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended May 31, 2002

                                                                Total
                                                         Consolidated
                                                             Sunterra
                                                          Corporation
                                                          -----------
Beginning Cash Balance                                  $   6,338,948 (a)

Interest Income on full DIP draw                                6,675

Deposit/Collection:
-------------------
Encore                                                         33,121
Escapes                                                       126,721
Rental Income                                                  94,627
Tour Sales                                                    375,784
Closing Costs                                                  11,103
Operating Refunds                                             750,893
Conversions                                                       259
Golf Course Revenues                                          144,973
Escrow Funds                                                2,412,395
Sunterra's Collections on Mortgages Receivable              4,937,172
Sunterra Finance Servicing Fee Income                          85,206
Employee Payroll Deduction Reimbursement                      152,706
Non-Debtor Insurance Reimbursement                            225,510
Non-Debtor Reimbursements                                      75,159
                                                        -------------

  Subtotal-Deposit/Collection Inflows                       9,432,304

Resort Operating & Payroll Balances (added back)            1,859,573

Other:
------
Asset Sales                                                 1,799,272
DIP Financing                                              10,111,331
Other                                                       2,126,674
                                                        -------------

Total Cash Inflows                                         25,329,154

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended May 31, 2002

                                                             Total
                                                      Consolidated
                                                          Sunterra
                                                       Corporation
                                                       -----------
Outflows:
---------
Operating-Corporate                                      1,384,054
Operating-Sunterra Finance                                 834,771
Operating-Premier                                            1,899
Operating-Carlsbad                                          12,638
Operating-Resorts                                        2,520,045
Payroll-Corporate                                        1,008,339
Payroll-Sunterra Finance                                   605,354
Payroll-Carlsbad                                            49,758
Payroll-Resorts(S&W)                                     2,666,595
Commissions-Post                                           711,234
HOA Subsidies & Maintenance Fees                           252,298
Health Claims                                              448,519
Insurance - Coverage Premiums                              593,324
IT Equipment Lease                                         130,378
Professional Fees                                        4,128,819
DIP Financing Fees                                       1,500,000
Exit Financing Fees                                      3,000,000
Restricted Cash Transfers                               (1,196,079)
                                                    ---------------

Total Cash Outflows                                     18,651,947

Capital Expenditures and Maintenance:
-------------------------------------
Construction                                             1,349,127
Hurricane Repairs                                                -

Interest:
---------
Interest Expense on D.I.P.                                 728,951

Other:
------
Other                                                      180,830
                                                    --------------

Total Cash Outflows                                     20,910,855
                                                    --------------

Ending Cash Balance                                     10,757,247
Non Cash Adjustments                                             -
                                                    --------------
Balance per Cash Flow                               $   10,757,247
                                                    ==============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended May 31, 2002

                                                         Total
                                                  Consolidated
                                                      Sunterra
                                                   Corporation
                                                   -----------

Reconciliation:
---------------

Bank Balances:
--------------
First Union                                          3,050,044
Salomon Smith Barney                                 7,408,270
Resort Cash Accounts                                 1,029,446
                                                --------------
Total Bank Balances                                 11,487,760

Less Outstanding Checks                               (730,513)
                                                --------------
Total Cash per Balance Sheet                    $   10,757,247
                                                ==============

Difference                                                   0


Notes to Debtor's Cash Flow:
----------------------------
a) Beginning cash balance includes Corporate Cash only


The consolidated and legal entities cash flows represent the cash activity in and out of the Corporate main accounts that fund all the individual resort cash accounts and do not reflect cash flow for the individual cash accounts.

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
May 31, 2002

                                                                     Sunterra
Legal entity                                                      Corporation
Bankruptcy filing number                                         00-5-6931-JS
                                                                 ------------
Assets:
-------
Cash and cash equivalents                                       $   9,012,804
Cash in escrow and restricted cash                                  2,744,169
Mortgages receivable, net                                                   -
Retained interests                                                          -
Intercompany receivable                                           298,994,336
Due from related parties                                               84,486
Other receivables, net                                              1,736,182
Prepaid expenses and other assets                                   6,788,922
Investment in joint ventures                                          250,000
Real estate and development costs                                  58,068,236
Property and equipment, net                                        17,303,428
Intangible assets, net                                              3,229,669
                                                                -------------

                                                                $ 398,212,232
                                                                =============
Liabilities and equity:
----------------------
Accounts payable subject to compromise                             40,475,103
Notes payable subject to compromise                               482,643,046
Accounts payable not subject to compromise                          8,267,330
Accrued liabilities                                                29,111,472
Notes payable not subject to compromise                           160,292,263
Deferred income taxes                                              (1,697,113)
                                                                -------------
                                                                  719,092,101

Stockholders' equity                                             (320,879,869)
                                                                -------------

Total liabilities and equity                                    $ 398,212,232
                                                                =============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended May 31, 2002

                                                                    Sunterra
Legal entity                                                     Corporation
Bankruptcy filing number                                        00-5-6931-JS
                                                                ------------
Revenues:
---------
Vacation interests sales                                         $   941,593
Interest income                                                            -
Other income (loss)                                                  (81,265)
                                                                ------------
     Total revenues                                                  860,328
                                                                ------------
Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                     205,578
Advertising, sales and marketing                                     514,693
Provision for doubtful accounts                                            -
Loan portfolio expenses                                             (123,814)
General and administrative                                         2,343,249
Depreciation and amortization                                        509,496
                                                                ------------
Total costs and operating expenses                                 3,449,202
                                                                -----------

Income (loss) from operations                                     (2,588,874)

Interest expense                                                   1,094,962
Restructuring costs                                                   88,095
Realized (gain) on available-for-sale securities                           -
Equity (gain) on investment in joint ventures                              -
Bankruptcy expenses:
     Loss/(Gain) on Sale of Assets                                  (845,034)
     Interest (Income)                                                (7,953)
     Professional Services                                         5,447,017

Extraordinary item                                                (1,018,058)
                                                                ------------

Income (loss) before provision for taxes                          (7,347,903)

Provision for income taxes                                                 -
                                                                ------------
Net income (loss)                                                $(7,347,903)
                                                                ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended May 31, 2002

                                                                    Sunterra
Legal entity                                                     Corporation
Bankruptcy filing number                                        00-5-6931-JS
                                                                ------------
Inflows:
--------
Interest Income on D.I.P.                                       $      6,675

Deposit/Collection
------------------
Encore                                                                 4,921
Escapes                                                               12,666
Rental Income                                                         69,161
Tour Sales                                                            61,715
Closing Costs                                                          9,310
Operating Refunds                                                     62,388
Conversions                                                              259
Golf Course Revenues                                                 144,973
Escrow Funds                                                         698,088
Sunterra's Collections on Mortgages Receivable                     4,937,172
Employee Payroll Deduction Reimbursement                              41,388
Non-Debtor Insurance Reimbursement                                   225,510
Non-Debtor Reimbursements                                             75,159
                                                                ------------
    Subtotal-Deposit/Collection Inflows                            6,349,385

Other
-----
Asset Sales                                                        1,799,272
Other                                                              2,126,674
                                                                ------------
    Total Cash Inflows                                            10,275,331

Outflows:
---------
Operating-Corporate                                                1,384,054
Operating-Resorts                                                    338,088
Payroll-Corporate                                                  1,008,339
Payroll-Resorts(S&W)                                                 194,211
Commissions-Post                                                      16,525
HOA Subsidies & Maintenance Fees                                      46,391
Health Claims                                                        448,519
Insurance - Coverage Premiums                                        592,981
IT Equipment Lease                                                   130,378
Professional Fees                                                  4,128,819
DIP Financing Fees                                                 1,500,000
Exit Financing Fees                                                3,000,000
Restricted Cash Transfers                                         (1,196,079)
                                                                ------------

    Total Cash Outflows                                           11,592,226

Capital Expenditures & Maintenance
----------------------------------
Construction                                                         585,254

Interest
--------
Interest Expense on D.I.P.                                           728,951

Other
-----
Other                                                                180,830
                                                                ------------
    Total Cash Outflows                                         $ 13,087,261
                                                                ------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
May 31, 2002

                                                                  AKGI St.
Legal entity                                                   Maarten, NV
Bankruptcy filing number                                      00-5-6933-JS
                                                              ------------
Assets:
-------
Cash and cash equivalents                                     $    931,039
Cash in escrow and restricted cash                                 647,669
Mortgages receivable, net                                                -
Retained interests                                                       -
Intercompany receivable                                         55,806,994
Due from related parties                                          (252,182)
Other receivables, net                                           1,259,879
Prepaid expenses and other assets                                1,680,126
Investment in joint ventures                                             -
Real estate and development costs                                1,824,006
Property and equipment, net                                     14,294,908
Intangible assets, net                                                   -
                                                              ------------

                                                              $ 76,192,439
                                                              ============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                           3,033,402
Notes payable subject to compromise                                      -
Accounts payable not subject to compromise                       1,802,665
Accrued liabilities                                             74,571,591
Notes payable not subject to compromise                                  -
Deferred income taxes                                                    -
                                                              ------------
                                                                79,407,658

Stockholders' equity                                            (3,215,219)
                                                              ------------

Total liabilities and equity                                  $ 76,192,439
                                                              ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended May 31, 2002

                                                                   AKGI St.
Legal entity                                                    Maarten, NV
Bankruptcy filing number                                       00-5-6933-JS
                                                               ------------
Revenues:
---------
Vacation interests sales                                       $    136,848
Interest income                                                           -
Other income (loss)                                                  88,231
                                                               ------------
     Total revenues                                                 225,079
                                                               ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                          -
Advertising, sales and marketing                                    460,811
Provision for doubtful accounts                                           -
Loan portfolio expenses                                              17,742
General and administrative                                          301,713
Depreciation and amortization                                       186,502
                                                               ------------
Total costs and operating expenses                                  966,768
                                                               ------------

Income (loss) from operations                                      (741,689)

Interest expense                                                          -
Equity (gain) on investment in joint ventures                             -
Bankruptcy expenses                                                       -
                                                               ------------

Income (loss) before provision for taxes                           (741,689)

Provision for income taxes                                                -
                                                               ------------
Net income (loss)                                              $   (741,689)
                                                               ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended May 31, 2002

                                                                 AKGI St.
Legal entity                                                  Maarten, NV
Bankruptcy filing number                                     00-5-6933-JS
                                                             ------------
Inflows:
--------

Deposit/Collection
------------------
Encore                                                        $     5,018
Operating Refunds                                                 700,000
                                                              -----------

 Subtotal-Deposit/Collection Inflows                              705,018

Other
-----
Other                                                                   -
                                                              -----------

 Total Cash Inflows                                               705,018

Outflows:
---------
Operating-Resorts                                                 366,189
HOA Subsidies & Maintenance Fees                                        -

Capital Expenditures & Maintenance
----------------------------------
Construction                                                      190,682
Hurricane Repairs                                                       -
                                                              -----------

 Total Cash Outflows                                          $   556,871
                                                              -----------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
May 31, 2002

                                                                 All Seasons
Legal entity                                                Properties, Inc.
Bankruptcy filing number                                        00-5-6934-JS
                                                                ------------
Assets:
-------
Cash and cash equivalents                                       $          -
Cash in escrow and restricted cash                                         -
Mortgages receivable, net                                                  -
Retained interests                                                         -
Intercompany receivable                                                    -
Due from related parties                                                   -
Other receivables, net                                                     -
Prepaid expenses and other assets                                          -
Investment in joint ventures                                               -
Real estate and development costs                                          -
Property and equipment, net                                                -
Intangible assets, net                                                     -
                                                                           -
                                                                ------------

                                                                $          -
                                                                ============
Liabilities and equity:
----------------------
Accounts payable subject to compromise                                     -
Notes payable subject to compromise                                        -
Accounts payable not subject to compromise                                 -
Accrued liabilities                                                        -
Notes payable not subject to compromise                                    -
Deferred income taxes                                                      -
                                                                ------------
                                                                           -

Stockholders' equity                                                       -
                                                                ------------
                                                                           -

Total liabilities and equity                                    $          -
                                                                ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended May 31, 2002

                                                                 All Seasons
Legal entity                                                Properties, Inc.
Bankruptcy filing number                                        00-5-6934-JS
                                                                ------------
Revenues:
---------
Vacation interests sales                                        $          -
Interest income                                                            -
Other income (loss)                                                        -
                                                                ------------
     Total revenues                                                        -
                                                                ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                           -
Advertising, sales and marketing                                           -
Provision for doubtful accounts                                            -
Loan portfolio expenses                                                    -
General and administrative                                                 -
Depreciation and amortization                                              -
                                                                ------------
Total costs and operating expenses                                         -
                                                                ------------

Income (loss) from operations                                              -

Interest expense                                                           -
Equity (gain) on investment in joint ventures                              -
Bankruptcy expenses                                                        -
                                                                ------------

Income (loss) before provision for taxes                                   -

Provision for income taxes                                                 -
                                                                ------------
Net income (loss)                                               $          -
                                                                ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended May 31, 2002

                                                                 All Seasons
Legal entity                                                Properties, Inc.
Bankruptcy filing number                                        00-5-6934-JS
                                                                ------------
No cash flow for this entity.

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
May 31, 2002

                                                              All Seasons
                                                                 Resorts,
Legal entity                                                    Inc. (AZ)
Bankruptcy filing number                                     00-5-6936-JS
                                                             ------------
Assets:
-------
Cash and cash equivalents                                     $   113,925
Cash in escrow and restricted cash                              1,074,817
Mortgages receivable, net                                               -
Retained interests                                                      -
Intercompany receivable                                        58,776,443
Due from related parties                                           55,303
Other receivables, net                                            382,428
Prepaid expenses and other assets                                 817,927
Investment in joint ventures                                            -
Real estate and development costs                              22,236,016
Property and equipment, net                                       673,346
Intangible assets, net                                                  -
                                                             ------------
                                                             $ 84,130,205
                                                             ============

Liabilities and equity:
----------------------
Accounts payable subject to compromise                          1,437,079
Notes payable subject to compromise                                26,352
Accounts payable not subject to compromise                      1,124,539
Accrued liabilities                                             1,410,209
Notes payable not subject to compromise                                 -
Deferred income taxes                                                   -
                                                             ------------
                                                                3,998,179

Stockholders' equity                                           80,132,026
                                                             ------------

Total liabilities and equity                                 $ 84,130,205
                                                             ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended May 31, 2002

                                                              All Seasons
                                                                 Resorts,
Legal entity                                                    Inc. (AZ)
Bankruptcy filing number                                     00-5-6936-JS
                                                             ------------
Revenues:
---------
Vacation interests sales                                     $  2,881,485
Interest income                                                         -
Other income (loss)                                               143,133
                                                             ------------
     Total revenues                                             3,024,618
                                                             ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                  625,242
Advertising, sales and marketing                                1,672,601
Provision for doubtful accounts                                         -
Loan portfolio expenses                                            84,457
General and administrative                                        192,811
Depreciation and amortization                                      23,615
                                                             ------------
Total costs and operating expenses                              2,598,726
                                                             ------------

Income (loss) from operations                                     425,892

Interest expense                                                  (30,544)
Equity (gain) on investment in joint ventures                           -
Bankruptcy expenses                                                     -
                                                             ------------

Income (loss) before provision for taxes                          456,436

Provision for income taxes                                              -
                                                             ------------
Net income (loss)                                            $    456,436
                                                             ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended May 31, 2002

                                                              All Seasons
                                                                 Resorts,
Legal entity                                                     Inc. (AZ)
Bankruptcy filing number                                     00-5-6936-JS
                                                             ------------
Inflows:
--------

Deposit/Collection
------------------
Encore                                                        $     4,290
Escapes                                                            60,679
Tour Sales                                                        150,536
Operating Refunds                                                 (20,276)
Escrow Funds                                                      869,806
                                                              -----------

    Subtotal-Deposit/Collection Inflows                         1,065,035

Other
-----
Asset Sales                                                             -
                                                              -----------

    Total Cash Inflows                                          1,065,035
                                                              -----------

Outflows:
---------
Operating-Resorts                                                 909,780
Payroll-Resorts(S&W)                                              935,000
Commissions-Post                                                  519,499
HOA Subsidies & Maintenance Fees                                   39,818
Property Taxes                                                          -
                                                              -----------
                                                                2,404,097

Capital Expenditures & Maintenance
----------------------------------
Construction                                                      573,191
                                                              -----------

Total Cash Outflows                                           $ 2,977,288
                                                              -----------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
May 31, 2002

                                                              All Seasons
                                                                 Resorts,
Legal entity                                                     Inc. (TX)
Bankruptcy filing number                                     00-5-6937-JS
                                                             ------------
Assets:
-------
Cash and cash equivalents                                     $         -
Cash in escrow and restricted cash                                  2,518
Mortgages receivable, net                                               -
Retained interests                                                      -
Intercompany receivable                                        (4,596,186)
Due from related parties                                                -
Other receivables, net                                                  -
Prepaid expenses and other assets                                       -
Investment in joint ventures                                            -
Real estate and development costs                                 756,912
Property and equipment, net                                             -
Intangible assets, net                                                  -
                                                              -----------

                                                              $(3,836,756)
                                                              ===========
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                            112,266
Notes payable subject to compromise                                     -
Accounts payable not subject to compromise                              -
Accrued liabilities                                                 2,517
Notes payable not subject to compromise                                 -
Deferred income taxes                                                   -
                                                              -----------
                                                                  114,783

Stockholders' equity                                           (3,951,539)
                                                              -----------

Total liabilities and equity                                  $(3,836,756)
                                                              ===========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended May 31, 2002

                                                              All Seasons
                                                                  Resorts,
Legal entity                                                     Inc. (TX)
Bankruptcy filing number                                     00-5-6937-JS
                                                             ------------
Revenues:
---------
Vacation interests sales                                         $      -
Interest income                                                         -
Other income (loss)                                                     -
                                                                 --------
     Total revenues                                                     -
                                                                 --------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                        -
Advertising, sales and marketing                                        -
Provision for doubtful accounts                                         -
Loan portfolio expenses                                                 -
General and administrative                                            440
Depreciation and amortization                                           -
                                                                 --------
Total costs and operating expenses                                    440
                                                                 --------

Income (loss) from operations                                        (440)

Interest expense                                                        -
Equity (gain) on investment in joint ventures                           -
Bankruptcy expenses                                                     -
                                                                 --------

Income (loss) before provision for taxes                             (440)

Provision for income taxes                                              -
                                                                 --------
Net income (loss)                                                $   (440)
                                                                 ========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended May 31, 2002

                                                               All Seasons
                                                                  Resorts,
Legal entity                                                     Inc. (TX)
Bankruptcy filing number                                       00-5-6937-JS
                                                               ------------
Inflows:
--------

Deposit/Collection
------------------
Encore                                                           $     -
Operating Refunds                                                     (3)
                                                                 -------

    Subtotal-Deposit/Collection Inflows                               (3)

Other
-----
Asset Sales                                                            -
                                                                 -------

    Total Cash Inflows                                                (3)
                                                                 -------
Outflows:
---------
Operating-Resorts                                                    242
HOA Subsidies & Maintenance Fees                                       -
                                                                 -------

    Total Cash Outflows                                          $   242
                                                                 -------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
May 31, 2002

                                                                     Grand
                                                                     Beach
Legal entity                                                    Resort, LP
Bankruptcy filing number                                      00-5-6945-JS
                                                              ------------
Assets:
-------
Cash and cash equivalents                                     $      4,761
Cash in escrow and restricted cash                                 871,686
Mortgages receivable, net                                                -
Retained interests                                                       -
Intercompany receivable                                        (14,774,618)
Due from related parties                                           (49,583)
Other receivables, net                                              45,256
Prepaid expenses and other assets                                   96,570
Investment in joint ventures                                             -
Real estate and development costs                               20,280,994
Property and equipment, net                                        378,869
Intangible assets, net                                                   -
                                                              ------------

                                                              $  6,853,935
                                                              ============

Liabilities and equity:
-----------------------
Accounts payable subject to compromise                             986,080
Notes payable subject to compromise                                      -
Accounts payable not subject to compromise                         483,196
Accrued liabilities                                              3,263,902
Notes payable not subject to compromise                                  -
Deferred income taxes                                                    -
                                                              ------------
                                                                 4,733,178

Stockholders' equity                                             2,120,757
                                                              ------------

Total liabilities and equity                                  $  6,853,935
                                                              ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended May 31, 2002

                                                                     Grand
                                                                     Beach
Legal entity                                                    Resort, LP
Bankruptcy filing number                                      00-5-6945-JS
                                                              ------------
Revenues:
--------
Vacation interests sales                                       $  533,992
Interest income                                                         -
Other income (loss)                                                32,566
                                                               ----------
     Total revenues                                               566,558
                                                               ----------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                   95,167
Advertising, sales and marketing                                  718,590
Provision for doubtful accounts                                         -
Loan portfolio expenses                                            12,646
General and administrative                                        160,868
Depreciation and amortization                                      12,670
                                                               ----------
Total costs and operating expenses                                999,941
                                                               ----------

Income (loss) from operations                                    (433,383)

Interest expense                                                        -
Equity (gain) on investment in joint ventures                           -
Bankruptcy expenses                                                     -
                                                               ----------

Income (loss) before provision for taxes                         (433,383)

Provision for income taxes                                              -

                                                               ----------
Net income (loss)                                              $ (433,383)
                                                               ==========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended May 31, 2002

                                                                     Grand
                                                                     Beach
Legal entity                                                    Resort, LP
Bankruptcy filing number                                      00-5-6945-JS
                                                              ------------
Inflows:
-------

Deposit/Collection
------------------
Encore                                                        $       761
Escapes                                                            12,751
Tour Sales                                                         88,705
Closing Costs                                                       1,793
Operating Refunds                                                  (2,352)
Escrow Funds                                                      167,056
Employee Payroll Deduction Reimbursement                            8,900
                                                              -----------

    Subtotal-Deposit/Collection Inflows                           277,615

Other
-----
Asset Sales                                                             -
                                                              -----------

    Total Cash Inflows                                            277,615
                                                              -----------

Outflows:
---------
Operating-Resorts                                                 263,603
Payroll-Resorts(S&W)                                              193,615
Commissions-Post                                                   41,979
Insurance - Coverage Premiums                                           -
Property Taxes                                                          -
                                                                        -
                                                              -----------
    Total Cash Outflows                                       $   499,197
                                                              -----------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
in Re: Sunterra Corporation, et. al., Debtors
Balance Sheet


May 31, 2002

                                                             Greensprings
Legal entity                                                   Associates
Bankruptcy filing number                                     00-5-6946-JS
                                                             ------------
Assets:
-------
Cash and cash equivalents                                     $         -
Cash in escrow and restricted cash                                380,189
Mortgages receivable, net                                               -
Retained interests                                                      -
Intercompany receivable                                        33,317,260
Due from related parties                                          169,935
Other receivables, net                                             18,921
Prepaid expenses and other assets                                 226,305
Investment in joint ventures                                            -
Real estate and development costs                               8,343,776
Property and equipment, net                                     1,438,149
Intangible assets, net                                                  -
                                                              -----------

                                                              $43,894,535
                                                              ===========

Liabilities and equity:
-----------------------
Accounts payable subject to compromise                            246,189
Notes payable subject to compromise                                     -
Accounts payable not subject to compromise                         52,055
Accrued liabilities                                               380,190
Notes payable not subject to compromise                                 -
Deferred income taxes                                                   -
                                                                        -
                                                              -----------
                                                                  678,434

Stockholders' equity                                           43,216,101
                                                              -----------

Total liabilities and equity                                  $43,894,535
                                                              ===========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
in Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended May 31, 2002

                                                             Greensprings
Legal entity                                                   Associates
Bankruptcy filing number                                     00-5-6946-JS
                                                             ------------
Revenues:
---------
Vacation interests sales                                     $ 1,189,171
Interest income                                                        -
Other income (loss)                                               17,176
                                                             -----------
     Total revenues                                            1,206,347
                                                             -----------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                 263,078
Advertising, sales and marketing                                       -
Provision for doubtful accounts                                        -
Loan portfolio expenses                                           24,576
General and administrative                                        80,475
Depreciation and amortization                                     16,140
                                                             -----------
Total costs and operating expenses                               384,269
                                                             -----------

Income (loss) from operations                                    822,078

Interest expense                                                       -
Equity (gain) on investment in joint ventures                          -
Bankruptcy expenses                                                    -
                                                             -----------

Income (loss) before provision for taxes                         822,078

Provision for income taxes                                             -
                                                             -----------
Net income (loss)                                            $   822,078
                                                             ===========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
in Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended May 31, 2002

                                                             Greensprings
Legal entity                                                   Associates
Bankruptcy filing number                                     00-5-6946-JS
                                                             ------------
Cash Flow is combined with Powhatan Associates
00-5-6958-JS

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
May 31, 2002

                                                              Greensprings
                                                                Plantation
Legal entity                                                 Resorts, Inc.
Bankruptcy filing number                                      00-5-6947-JS
                                                              ------------
Assets:
-------
Cash and cash equivalents                                     $          -
Cash in escrow and restricted cash                                       -
Mortgages receivable, net                                                -
Retained interests                                                       -
Intercompany receivable                                                  -
Due from related parties                                                 -
Other receivables, net                                                   -
Prepaid expenses and other assets                                        -
Investment in joint ventures                                             -
Real estate and development costs                                        -
Property and equipment, net                                              -
Intangible assets, net                                                   -
                                                              ------------
                                                              $          -
                                                              ============

Liabilities and equity:
-----------------------
Accounts payable subject to compromise                                   -
Notes payable subject to compromise                                      -
Accounts payable not subject to compromise                               -
Accrued liabilities                                                      -
Notes payable not subject to compromise                                  -
Deferred income taxes                                                    -
                                                              ------------
                                                                         -

Stockholders' equity                                                     -
                                                              ------------

Total liabilities and equity                                  $          -
                                                              ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended May 31, 2002

                                                              Greensprings
                                                                Plantation
Legal entity                                                 Resorts, Inc.
Bankruptcy filing number                                      00-5-6947-JS
                                                              ------------
Revenues:
---------
Vacation interests sales                                      $          -
Interest income                                                          -
Other income (loss)                                                      -
                                                              ------------
     Total revenues                                                      -
                                                              ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                         -
Advertising, sales and marketing                                         -
Provision for doubtful accounts                                          -
Loan portfolio expenses                                                  -
General and administrative                                               -
Depreciation and amortization                                            -
                                                              ------------
Total costs and operating expenses                                       -
                                                              ------------

Income (loss) from operations                                            -

Interest expense                                                         -
Equity (gain) on investment in joint ventures                            -
Bankruptcy expenses                                                      -
                                                              ------------

Income (loss) before provision for taxes                                 -

Provision for income taxes                                               -
                                                              ------------
Net income (loss)                                             $          -
                                                              ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended May 31, 2002

                                                              Greensprings
                                                                Plantation
Legal entity                                                 Resorts, Inc.
Bankruptcy filing number                                      00-5-6947-JS
                                                              ------------
No cash flow for this entity.

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
May 31, 2002

                                                                   Harich
                                                                    Tahoe
Legal entity                                                  Development
Bankruptcy filing number                                     00-5-6948-JS
                                                             ------------
Assets:
-------
Cash and cash equivalents                                    $          -
Cash in escrow and restricted cash                                      -
Mortgages receivable, net                                               -
Retained interests                                                      -
Intercompany receivable                                         1,494,247
Due from related parties                                                -
Other receivables, net                                                  -
Prepaid expenses and other assets                                   1,151
Investment in joint ventures                                            -
Real estate and development costs                                 409,518
Property and equipment, net                                             -
Intangible assets, net                                                  -
                                                             ------------

                                                             $  1,904,916
                                                             ============
Liabilities and equity:
----------------------
Accounts payable subject to compromise                             23,378
Notes payable subject to compromise                             1,154,643
Accounts payable not subject to compromise                              -
Accrued liabilities                                                     -
Notes payable not subject to compromise                                 -
Deferred income taxes                                                   -
                                                             ------------
                                                                1,178,021

Stockholders' equity                                              726,895
                                                             ------------

Total liabilities and equity                                 $  1,904,916
                                                             ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended May 31, 2002

                                                                   Harich
                                                                    Tahoe
Legal entity                                                  Development
Bankruptcy filing number                                     00-5-6948-JS
                                                             ------------
Revenues:
---------
Vacation interests sales                                     $          -
Interest income                                                         -
Other income (loss)                                                     -
                                                             ------------
     Total revenues                                                     -
                                                             ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                        -
Advertising, sales and marketing                                        -
Provision for doubtful accounts                                         -
Loan portfolio expenses                                                 -
General and administrative                                            165
Depreciation and amortization                                           -
                                                             ------------
Total costs and operating expenses                                    165
                                                             ------------

Income (loss) from operations                                        (165)

Interest expense                                                        -
Equity (gain) on investment in joint ventures                           -
Bankruptcy expenses                                                     -
                                                             ------------

Income (loss) before provision for taxes                             (165)

Provision for income taxes                                              -
                                                             ------------
Net income (loss)                                            $       (165)
                                                             ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended May 31, 2002

                                                                   Harich
                                                                    Tahoe
Legal entity                                                  Development
Bankruptcy filing number                                     00-5-6948-JS
                                                             ------------
Inflows:
--------

Deposit/Collection
------------------
Encore                                                       $          -
                                                             ------------

    Subtotal-Deposit/Collection Inflows                                 -

Other
-----
Asset Sales                                                             -
                                                             ------------

    Total Cash Inflows                                                  -
                                                             ------------

Outflows:
---------
Operating-Resorts                                                       -
                                                             ------------
    Total Cash Outflows                                      $          -
                                                             ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
May 31, 2002

                                                                Lake Tahoe
                                                                    Resort
Legal entity                                                 Partners, LLC
Bankruptcy filing number                                      00-5-6952-JS
                                                              ------------
Assets:
-------
Cash and cash equivalents                                     $     19,046
Cash in escrow and restricted cash                                 153,469
Mortgages receivable, net                                                -
Retained interests                                                       -
Intercompany receivable                                        (28,975,005)
Due from related parties                                                 -
Other receivables, net                                           1,506,424
Prepaid expenses and other assets                                1,007,173
Investment in joint ventures                                             -
Real estate and development costs                               38,839,882
Property and equipment, net                                         47,541
Intangible assets, net                                                   -
                                                              ------------

                                                              $ 12,598,530
                                                              ============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                           2,775,671
Notes payable subject to compromise                                      -
Accounts payable not subject to compromise                       1,872,592
Accrued liabilities                                                958,858
Notes payable not subject to compromise                                  -
Deferred income taxes                                                    -
                                                              ------------
                                                                 5,607,121

Stockholders' equity                                             6,991,409
                                                              ------------

Total liabilities and equity                                  $ 12,598,530
                                                              ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended May 31, 2002

                                                                Lake Tahoe
                                                                    Resort
Legal entity                                                 Partners, LLC
Bankruptcy filing number                                      00-5-6952-JS
                                                              ------------
Revenues:
---------
Vacation interests sales                                      $    765,876
Interest income                                                          -
Other income (loss)                                                (43,598)
                                                              ------------
     Total revenues                                                722,278
                                                              ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                   313,599
Advertising, sales and marketing                                   356,982
Provision for doubtful accounts                                          -
Loan portfolio expenses                                             10,260
General and administrative                                         237,159
Depreciation and amortization                                        4,742
                                                              ------------
Total costs and operating expenses                                 922,742
                                                              ------------

Income (loss) from operations                                     (200,464)

Interest expense                                                         -
Equity (gain) on investment in joint ventures                            -
Bankruptcy expenses                                                      -
                                                              ------------

Income (loss) before provision for taxes                          (200,464)

Provision for income taxes                                               -
                                                              ------------
Net income (loss)                                             $   (200,464)
                                                              ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended May 31, 2002

                                                                Lake Tahoe
                                                                    Resort
Legal entity                                                 Partners, LLC
Bankruptcy filing number                                      00-5-6952-JS
                                                              ------------
Inflows:
--------

Deposit/Collection
------------------
Encore                                                        $     10,693
Escrow Funds                                                       326,041
                                                              ------------

    Subtotal-Deposit/Collection Inflows                            336,735
                                                              ------------

Other
-----
Other                                                                    -
                                                              ------------
    Total Cash Inflows                                             336,735
                                                              ------------

Outflows:
---------
Operating-Resorts                                                  202,327
Payroll-Resorts(S&W)                                               136,500
Commissions-Post                                                   106,491
Property Taxes                                                           -
                                                              ------------

    Total Cash Outflows                                       $    445,318
                                                              ------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
May 31, 2002

                                                                       MMG
                                                               Development
Legal entity                                                         Corp.
Bankruptcy filing number                                      00-5-6954-JS
                                                              ------------
Assets:
-------
Cash and cash equivalents                                     $      4,411
Cash in escrow and restricted cash                                 343,688
Mortgages receivable, net                                                -
Retained interests                                                       -
Intercompany receivable                                        (16,911,484)
Due from related parties                                           151,499
Other receivables, net                                              27,838
Prepaid expenses and other assets                                   93,016
Investment in joint ventures                                             -
Real estate and development costs                                7,528,749
Property and equipment, net                                      4,402,687
Intangible assets, net                                                   -
                                                              ------------

                                                              $ (4,359,596)
                                                              ============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                           1,126,190
Notes payable subject to compromise                                      -
Accounts payable not subject to compromise                         316,327
Accrued liabilities                                                347,095
Notes payable not subject to compromise                                  -
Deferred income taxes                                                    -
                                                              ------------
                                                                 1,789,612

Stockholders' equity                                            (6,149,208)
                                                              ------------

Total liabilities and equity                                  $ (4,359,596)
                                                              ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended May 31, 2002

                                                                       MMG
                                                               Development
Legal entity                                                         Corp.
Bankruptcy filing number                                      00-5-6954-JS
                                                              ------------
Revenues:
---------
Vacation interests sales                                      $          -
Interest income                                                          -
Other income (loss)                                                      -
                                                              ------------
     Total revenues                                                      -
                                                              ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                         -
Advertising, sales and marketing                                       387
Provision for doubtful accounts                                          -
Loan portfolio expenses                                                  -
General and administrative                                          67,892
Depreciation and amortization                                            -
                                                              ------------
Total costs and operating expenses                                  68,279
                                                              ------------

Income (loss) from operations                                      (68,279)

Interest expense                                                         -
Equity (gain) on investment in joint ventures                            -
Bankruptcy expenses                                                      -
                                                              ------------

Income (loss) before provision for taxes                           (68,279)

Provision for income taxes                                               -
                                                              ------------
Net income (loss)                                             $    (68,279)
                                                              ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended May 31, 2002

                                                                       MMG
                                                               Development
Legal entity                                                         Corp.
Bankruptcy filing number                                      00-5-6954-JS
                                                              ------------
Inflows:
--------

Deposit/Collection
------------------
Encore                                                        $      1,127
Operating Refunds                                                      692
Escrow Funds                                                        18,938
Employee Payroll Deduction Reimbursement                             3,637
                                                              ------------

    Subtotal-Deposit/Collection Inflows                             24,395

Other
-----
Asset Sales                                                              -
                                                              ------------

    Total Cash Inflows                                              24,395
                                                              ------------

Outflows:
---------
Operating-Resorts                                                    1,124
Payroll-Resorts(S&W)                                               112,626
HOA Subsidies & Maintenance Fees                                         -
Property Taxes                                                           -
                                                              ------------

    Total Cash Outflows                                       $    113,750
                                                              ------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
May 31, 2002

                                                               Port Royal
Legal entity                                                 Resort, L.P.
Bankruptcy filing number                                     00-5-6957-JS
                                                             ------------
Assets:
-------
Cash and cash equivalents                                           ($455)
Cash in escrow and restricted cash                                 21,138
Mortgages receivable, net                                               -
Retained interests                                                      -
Intercompany receivable                                          (491,315)
Due from related parties                                                -
Other receivables, net                                                  -
Prepaid expenses and other assets                                  57,738
Investment in joint ventures                                            -
Real estate and development costs                               1,452,258
Property and equipment, net                                       128,231
Intangible assets, net                                                  -
                                                             ------------

                                                             $  1,167,595
                                                             ============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                            167,809
Notes payable subject to compromise                                     -
Accounts payable not subject to compromise                          1,961
Accrued liabilities                                                23,026
Notes payable not subject to compromise                                 -
Deferred income taxes                                                   -
                                                             ------------
                                                                  192,796

Stockholders' equity                                              974,799
                                                             ------------

Total liabilities and equity                                 $  1,167,595
                                                             ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended May 31, 2002

                                                               Port Royal
Legal entity                                                 Resort, L.P.
Bankruptcy filing number                                     00-5-6957-JS
                                                             ------------
Revenues:
---------
Vacation interests sales                                     $          -
Interest income                                                         -
Other income (loss)                                                     -
                                                             ------------
     Total revenues                                                     -
                                                             ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                        -
Advertising, sales and marketing                                      405
Provision for doubtful accounts                                         -
Loan portfolio expenses                                                 -
General and administrative                                             50
Depreciation and amortization                                           -
                                                             ------------
Total costs and operating expenses                                    455
                                                             ------------

Income (loss) from operations                                        (455)

Interest expense                                                        -
Equity (gain) on investment in joint ventures                           -
Bankruptcy expenses                                                     -
                                                             ------------

Income (loss) before provision for taxes                             (455)

Provision for income taxes                                              -
                                                             ------------
Net income (loss)                                                   ($455)
                                                             ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended May 31, 2002

                                                               Port Royal
Legal entity                                                 Resort, L.P.
Bankruptcy filing number                                     00-5-6957-JS
                                                             ------------
Inflows:
--------

Deposit/Collection
------------------
Operating Refunds                                                   $ (25)
Escrow Funds                                                            -
                                                             ------------

    Subtotal-Deposit/Collection Inflows                               (25)

Other
-----
Asset Sales                                                             -
                                                             ------------

    Total Cash Inflows                                                (25)
                                                             ------------

Outflows:
---------
Operating-Resorts                                                     455
                                                             ------------

    Total Cash Outflows                                      $        455
                                                             ------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
May 31, 2002

                                                                  Powhatan
Legal entity                                                    Associates
Bankruptcy filing number                                      00-5-6958-JS
                                                              ------------
Assets:
-------
Cash and cash equivalents                                     $          -
Cash in escrow and restricted cash                                 662,915
Mortgages receivable, net                                                -
Retained interests                                                       -
Intercompany receivable                                         24,798,028
Due from related parties                                           151,976
Other receivables, net                                              17,819
Prepaid expenses and other assets                                  107,495
Investment in joint ventures                                             -
Real estate and development costs                                6,257,134
Property and equipment, net                                         11,595
Intangible assets, net                                                   -
                                                              ------------

                                                              $ 32,006,962
                                                              ============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                             194,408
Notes payable subject to compromise                                      -
Accounts payable not subject to compromise                          17,239
Accrued liabilities                                                643,394
Notes payable not subject to compromise                                  -
Deferred income taxes                                                    -
                                                              ------------
                                                                   855,041

Stockholders' equity                                            31,151,921
                                                              ------------

Total liabilities and equity                                  $ 32,006,962
                                                              ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended May 31, 2002

                                                                 Powhatan
Legal entity                                                   Associates
Bankruptcy filing number                                     00-5-6958-JS
                                                             ------------
Revenues:
---------
Vacation interests sales                                      $   548,169
Interest income                                                         -
Other income (loss)                                                30,821
                                                              -----------
     Total revenues                                               578,990
                                                              -----------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                  124,113
Advertising, sales and marketing                                        -
Provision for doubtful accounts                                         -
Loan portfolio expenses                                            12,169
General and administrative                                         95,547
Depreciation and amortization                                       2,291
                                                              -----------
Total costs and operating expenses                                234,120
                                                              -----------

Income (loss) from operations                                     344,870

Interest expense                                                        -
Equity (gain) on investment in joint ventures                           -
Bankruptcy expenses                                                     -
                                                              -----------

Income (loss) before provision for taxes                          344,870

Provision for income taxes                                              -
                                                              -----------
Net income (loss)                                             $   344,870
                                                              ===========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended May 31, 2002

                                                                  Powhatan
Legal entity                                                    Associates
Bankruptcy filing number                                      00-5-6958-JS
                                                              ------------
Inflows:
--------

Deposit/Collection
------------------
Encore                                                       $       6,311
Escapes                                                             40,624
Rental Income                                                       25,466
Tour Sales                                                          74,827
Operating Refunds                                                    2,628
Escrow Funds                                                       264,247
Employee Payroll Deduction Reimbursement                            34,828
                                                             -------------

    Subtotal-Deposit/Collection Inflows                            448,931

Other
-----
Asset Sales                                                              -
                                                             -------------

    Total Cash Inflows                                             448,931
                                                             -------------

Outflows:
---------
Operating-Resorts                                                  405,824
Payroll-Resorts(S&W)                                               750,388
Commissions-Post                                                     5,780
HOA Subsidies & Maintenance Fees                                         -
                                                             -------------

    Total Cash Outflows                                      $   1,161,992
                                                             -------------

Includes Powhatan Associates (00-5-6958-JS) and
    Greensprings Associates (00-5-6946-JS)

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
May 31, 2002

                                                                     Resort
                                                                  Marketing
Legal entity                                               Internat'l, Inc.
Bankruptcy filing number                                       00-5-6961-JS
                                                               ------------
Assets:
-------
Cash and cash equivalents                                      $     35,704
Cash in escrow and restricted cash                                  254,000
Mortgages receivable, net                                                 -
Retained interests                                                        -
Intercompany receivable                                         (14,221,036)
Due from related parties                                             (3,546)
Other receivables, net                                               77,347
Prepaid expenses and other assets                                   981,777
Investment in joint ventures                                              -
Real estate and development costs                                         -
Property and equipment, net                                         330,179
Intangible assets, net                                                    -
                                                               ------------

                                                               $(12,545,575)
                                                               ============
Liabilities and equity:
----------------------
Accounts payable subject to compromise                            3,232,854
Notes payable subject to compromise                                       -
Accounts payable not subject to compromise                          198,008
Accrued liabilities                                                 859,745
Notes payable not subject to compromise                                   -
Deferred income taxes                                                     -
                                                               ------------
                                                                  4,290,607

Stockholders' equity                                            (16,836,182)
                                                               ------------

Total liabilities and equity                                   $(12,545,575)
                                                               ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended May 31, 2002

                                                                    Resort
                                                                 Marketing
Legal entity                                              Internat'l, Inc.
Bankruptcy filing number                                      00-5-6961-JS
                                                              ------------
Revenues:
---------
Vacation interests sales                                      $          -
Interest income                                                          -
Other income (loss)                                                 54,999
                                                              ------------
     Total revenues                                                 54,999
                                                              ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                         -
Advertising, sales and marketing                                   944,303
Provision for doubtful accounts                                          -
Loan portfolio expenses                                                  -
General and administrative                                         (43,859)
Depreciation and amortization                                          660
                                                              ------------
Total costs and operating expenses                                 901,104
                                                              ------------

Income (loss) from operations                                     (846,105)

Interest expense                                                         -
Equity (gain) on investment in joint ventures                            -
Bankruptcy expenses                                                      -
                                                              ------------

Income (loss) before provision for taxes                          (846,105)

Provision for income taxes                                               -
                                                              ------------
Net income (loss)                                             $   (846,105)
                                                              ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended May 31, 2002

                                                                     Resort
                                                                  Marketing
Legal entity                                               Internat'l, Inc.
Bankruptcy filing number                                       00-5-6961-JS
                                                               ------------
Inflows:
--------

Deposit/Collection
------------------
Operating Refunds                                              $          -
Employee Payroll Deduction Reimbursement                             25,807
                                                               ------------

    Subtotal-Deposit/Collection Inflows                              25,807

Other
-----
Asset Sales                                                               -
                                                               ------------

    Total Cash Inflows                                               25,807
                                                               ------------

Outflows:
---------
Operating-Premier                                                     6,533
Operating-Carlsbad                                                   12,638
Operating-Resorts                                                    27,780
Payroll-Carlsbad                                                     49,758
Payroll-Resorts(S&W)                                                344,255
Commissions-Post                                                     20,960
                                                               ------------

    Total Cash Outflows                                        $    461,924
                                                               ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
May 31, 2002

                                                            Ridge Point
                                                                Limited
Legal entity                                                Partnership
Bankruptcy filing number                                   00-5-6962-JS
                                                           ------------
Assets:
-------
Cash and cash equivalents                                   $         -
Cash in escrow and restricted cash                              106,914
Mortgages receivable, net                                             -
Retained interests                                                    -
Intercompany receivable                                      (1,525,494)
Due from related parties                                              -
Other receivables, net                                                -
Prepaid expenses and other assets                               123,115
Investment in joint ventures                                          -
Real estate and development costs                             1,662,037
Property and equipment, net                                           -
Intangible assets, net                                                -
                                                            -----------

                                                            $   366,572
                                                            ===========

Liabilities and equity:
-----------------------
Accounts payable subject to compromise                                -
Notes payable subject to compromise                                   -
Accounts payable not subject to compromise                            -
Accrued liabilities                                             297,100
Notes payable not subject to compromise                               -
Deferred income taxes                                                 -
                                                            -----------
                                                                297,100

Stockholders' equity                                             69,472
                                                            -----------

Total liabilities and equity                                $   366,572
                                                            ===========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended May 31, 2002

                                                             Ridge Point
                                                                 Limited
Legal entity                                                 Partnership
Bankruptcy filing number                                    00-5-6962-JS
                                                            ------------
Revenues:
---------
Vacation interests sales                                    $          -
Interest income                                                        -
Other income (loss)                                                    -
                                                            ------------
     Total revenues                                                    -
                                                            ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                       -
Advertising, sales and marketing                                       -
Provision for doubtful accounts                                        -
Loan portfolio expenses                                                -
General and administrative                                        17,480
Depreciation and amortization                                          -
                                                            ------------
Total costs and operating expenses                                17,480
                                                            ------------

Income (loss) from operations                                    (17,480)

Interest expense                                                       -
Equity (gain) on investment in joint ventures                          -
Bankruptcy expenses                                                    -
                                                            ------------

Income (loss) before provision for taxes                         (17,480)

Provision for income taxes                                             -
                                                            ------------
Net income (loss)                                           $    (17,480)
                                                            ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended May 31, 2002

                                                            Ridge Point
                                                                Limited
Legal entity                                                Partnership
Bankruptcy filing number                                   00-5-6962-JS
                                                           ------------
Inflows:
--------

Deposit/Collection
------------------
Escrow Funds                                                $    68,218
                                                            -----------

    Subtotal-Deposit/Collection Inflows                          68,218

Other
-----
Asset Sales                                                           -
                                                            -----------

    Total Cash Inflows                                           68,218
                                                            -----------

Outflows:
---------
Operating-Resorts                                                     -
                                                            -----------

    Total Cash Outflows                                     $         -
                                                            -----------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
May 31, 2002

Legal entity                                                   RKG, Inc.
Bankruptcy filing number                                    00-5-6964-JS
                                                            ------------
Assets:
-------
Cash and cash equivalents                                      $       -
Cash in escrow and restricted cash                                     -
Mortgages receivable, net                                              -
Retained interests                                                     -
Intercompany receivable                                                -
Due from related parties                                               -
Other receivables, net                                                 -
Prepaid expenses and other assets                                      -
Investment in joint ventures                                           -
Real estate and development costs                                      -
Property and equipment, net                                            -
Intangible assets, net                                                 -
                                                                       -
                                                               ---------

                                                               $       -
                                                               =========
Liabilities and equity:
----------------------
Accounts payable subject to compromise                                 -
Notes payable subject to compromise                                    -
Accounts payable not subject to compromise                             -
Accrued liabilities                                                    -
Notes payable not subject to compromise                                -
Deferred income taxes                                                  -
                                                               ---------
                                                                       -

Stockholders' equity                                                   -
                                                               ---------

Total liabilities and equity                                   $       -
                                                               =========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended May 31, 2002

Legal entity                                                   RKG, Inc.
Bankruptcy filing number                                    00-5-6964-JS
                                                            ------------
Revenues:
---------
Vacation interests sales                                        $      -
Interest income                                                        -
Other income (loss)                                                    -
                                                                --------
     Total revenues                                                    -
                                                                --------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                       -
Advertising, sales and marketing                                       -
Provision for doubtful accounts                                        -
Loan portfolio expenses                                                -
General and administrative                                             -
Depreciation and amortization                                          -
                                                                --------
Total costs and operating expenses                                     -
                                                                --------

Income (loss) from operations                                          -

Interest expense                                                       -
Equity (gain) on investment in joint ventures                          -
Bankruptcy expenses                                                    -
                                                                --------

Income (loss) before provision for taxes                               -

Provision for income taxes                                             -
                                                                --------
Net income (loss)                                               $      -
                                                                ========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended May 31, 2002

Legal entity                                                   RKG, Inc.
Bankruptcy filing number                                    00-5-6964-JS
                                                            ------------
No cash flow for this entity.

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
May 31, 2002

                                                                  Sunterra
                                                                 Financial
Legal entity                                                Services, Inc.
Bankruptcy filing number                                      00-5-6965-JS
                                                              ------------
Assets:
-------
Cash and cash equivalents                                   $      473,745
Cash in escrow and restricted cash                              23,728,863
Mortgages receivable, net                                      152,824,794
Retained interests                                              15,973,946
Intercompany receivable                                       (297,375,451)
Due from related parties                                          (377,858)
Other receivables, net                                           1,420,473
Prepaid expenses and other assets                               10,262,473
Investment in joint ventures                                             -
Real estate and development costs                               (7,117,750)
Property and equipment, net                                        411,944
Intangible assets, net                                                   -
                                                            --------------

                                                            $  (99,774,821)
                                                            ==============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                           3,474,810
Notes payable subject to compromise                             41,081,665
Accounts payable not subject to compromise                         441,614
Accrued liabilities                                              4,535,608
Notes payable not subject to compromise                         21,808,036
Deferred income taxes                                                    -
                                                            --------------
                                                                71,341,733

Stockholders' equity                                          (171,116,554)
                                                            --------------

Total liabilities and equity                                $  (99,774,821)
                                                            ==============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended May 31, 2002

                                                                  Sunterra
                                                                 Financial
Legal entity                                                Services, Inc.
Bankruptcy filing number                                      00-5-6965-JS
                                                              ------------
Revenues:
---------
Vacation interests sales                                      $          -
Interest income                                                  2,011,653
Other income (loss)                                                458,261
                                                              ------------
     Total revenues                                              2,469,914
                                                              ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                         -
Advertising, sales and marketing                                       717
Provision for doubtful accounts                                    391,638
Loan portfolio expenses                                          1,071,442
General and administrative                                           2,472
Depreciation and amortization                                       28,566
                                                              ------------
Total costs and operating expenses                               1,494,835
                                                              ------------

Income (loss) from operations                                      975,079

Interest expense                                                   379,698
Other nonoperating expenses                                              -
Realized (gain) on available-for-sale securities                         -
Equity (gain) on investment in joint ventures                            -
Bankruptcy expenses                                                      -
                                                              ------------

Income (loss) before provision for taxes                           595,381

Provision for income taxes                                               -
                                                              ------------
Net income (loss)                                             $    595,381
                                                              ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended May 31, 2002

                                                                  Sunterra
                                                                 Financial
Legal entity                                                Services, Inc.
Bankruptcy filing number                                      00-5-6965-JS
                                                              ------------
Inflows:
--------
Deposit/Collection
Operating Refunds                                               $    7,841
Sunterra Finance Servicing Fee Income                               85,206
Employee Payroll Deduction Reimbursement                            28,183
                                                                ----------

    Subtotal-Deposit/Collection Inflows                            121,230

Other
-----
Asset Sales                                                              -
                                                                ----------

Total Cash Inflows                                                 121,230
                                                                ----------

Outflows:
---------
Operating-Sunterra Finance                                         834,771
Payroll-Sunterra Finance                                           605,354
Insurance - Coverage Premiums                                          343
Professional Fees                                                        -
                                                                ----------

Total Cash Outflows                                             $1,440,469
                                                                ==========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
May 31, 2002

                                                                  Sunterra
Legal entity                                               St. Croix, Inc.
Bankruptcy filing number                                      00-5-6966-JS
                                                              ------------
Assets:
-------
Cash and cash equivalents                                     $    162,267
Cash in escrow and restricted cash                                       -
Mortgages receivable, net                                                -
Retained interests                                                       -
Intercompany receivable                                        (12,859,687)
Due from related parties                                          (203,838)
Other receivables, net                                             253,792
Prepaid expenses and other assets                                  (76,897)
Investment in joint ventures                                             -
Real estate and development costs                                6,711,564
Property and equipment, net                                      4,866,544
Intangible assets, net                                                   -
                                                              ------------

                                                              $ (1,146,255)
                                                              ============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                             757,386
Notes payable subject to compromise                                  6,375
Accounts payable not subject to compromise                         331,206
Accrued liabilities                                                569,404
Notes payable not subject to compromise                                  -
Deferred income taxes                                                    -
                                                              ------------
                                                                 1,664,371

Stockholders' equity                                            (2,810,626)
                                                              ------------

Total liabilities and equity                                  $ (1,146,255)
                                                              ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended May 31, 2002

                                                                  Sunterra
Legal entity                                               St. Croix, Inc.
Bankruptcy filing number                                      00-5-6966-JS
                                                              ------------
Revenues:
---------
Vacation interests sales                                      $          -
Interest income                                                          -
Other income (loss)                                                208,196
                                                              ------------
     Total revenues                                                208,196
                                                              ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                         -
Advertising, sales and marketing                                         -
Provision for doubtful accounts                                      1,343
Loan portfolio expenses                                                  -
General and administrative                                         477,533
Depreciation and amortization                                       43,505
                                                              ------------
Total costs and operating expenses                                 522,381
                                                              ------------

Income (loss) from operations                                     (314,185)

Interest expense                                                         -
Equity (gain) on investment in joint ventures                            -
Bankruptcy expenses                                                      -
                                                              ------------

Income (loss) before provision for taxes                          (314,185)

Provision for income taxes                                               -
                                                              ------------
Net income (loss)                                             ($   314,185)
                                                              ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended May 31, 2002

                                                                  Sunterra
Legal entity                                               St. Croix, Inc.
Bankruptcy filing number                                      00-5-6966-JS
                                                              ------------
Inflows:
--------

Deposit/Collection
------------------
Escrow Funds                                                  $          -
Employee Payroll Deduction Reimbursement                             9,964
                                                              ------------

    Subtotal-Deposit/Collection Inflows                              9,964

Other
-----
Asset Sales                                                              -
                                                              ------------

    Total Cash Inflows                                               9,964
                                                              ------------

Outflows:
---------
HOA Subsidies & Maintenance Fees                                   166,089
                                                              ------------

    Total Cash Outflows                                       $    166,089
                                                              ------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
May 31, 2002

                                                               Williamsburg
Legal entity                                                Vacations, Inc.
Bankruptcy filing number                                       00-5-6967-JS
                                                               ------------
Assets:
-------
Cash and cash equivalents                                    $            -
Cash in escrow and restricted cash                                        -
Mortgages receivable, net                                                 -
Retained interests                                                        -
Intercompany receivable                                                   -
Due from related parties                                                  -
Other receivables, net                                                    -
Prepaid expenses and other assets                                         -
Investment in joint ventures                                              -
Real estate and development costs                                         -
Property and equipment, net                                               -
Intangible assets, net                                                    -
                                                             --------------

                                                             $            -
                                                             ==============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                                    -
Notes payable subject to compromise                                       -
Accounts payable not subject to compromise                                -
Accrued liabilities                                                       -
Notes payable not subject to compromise                                   -
Deferred income taxes                                                     -
                                                             --------------
                                                                          -

Stockholders' equity                                                      -
                                                             --------------

Total liabilities and equity                                 $            -
                                                             ==============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended May 31, 2002

                                                               Williamsburg
Legal entity                                                Vacations, Inc.
Bankruptcy filing number                                       00-5-6967-JS
                                                               ------------
Revenues:
---------
Vacation interests sales                                     $            -
Interest income                                                           -
Other income (loss)                                                       -
                                                             --------------
     Total revenues                                                       -
                                                             --------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                          -
Advertising, sales and marketing                                          -
Provision for doubtful accounts                                           -
Loan portfolio expenses                                                   -
General and administrative                                                -
Depreciation and amortization                                             -
                                                             --------------
Total costs and operating expenses                                        -
                                                             --------------

Income (loss) from operations                                             -

Interest expense                                                          -
Equity (gain) on investment in joint ventures                             -
Bankruptcy expenses                                                       -
                                                             --------------

Income (loss) before provision for taxes                                  -

Provision for income taxes                                                -
                                                             --------------
Net income (loss)                                            $            -
                                                             ==============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended May 31, 2002

                                                               Williamsburg
Legal entity                                                Vacations, Inc.
Bankruptcy filing number                                       00-5-6967-JS
                                                               ------------
No cash flow for this entity.

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
May 31, 2002

                                                                     Design
                                                            Internationale-
Legal entity                                                      RMI, Inc.
Bankruptcy filing number                                       00-5-8313-JS
                                                               ------------
Assets:
-------
Cash and cash equivalents                                    $            -
Cash in escrow and restricted cash                                        -
Mortgages receivable, net                                                 -
Retained interests                                                        -
Intercompany receivable                                           3,082,831
Due from related parties                                                  -
Other receivables, net                                              181,343
Prepaid expenses and other assets                                         -
Investment in joint ventures                                              -
Real estate and development costs                                         -
Property and equipment, net                                               -
Intangible assets, net                                                    -
                                                             --------------

                                                             $    3,264,174
                                                             ==============

Liabilities and equity:
-----------------------
Accounts payable subject to compromise                            1,533,458
Notes payable subject to compromise                                       -
Accounts payable not subject to compromise                              108
Accrued liabilities                                                       -
Notes payable not subject to compromise                                   -
Deferred income taxes                                                     -
                                                             --------------
                                                                  1,533,566

Stockholders' equity                                              1,730,608
                                                             --------------

Total liabilities and equity                                 $    3,264,174
                                                             ==============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended May 31, 2002

                                                                     Design
                                                            Internationale-
Legal entity                                                      RMI, Inc.
Bankruptcy filing number                                       00-5-8313-JS
                                                               ------------
Revenues:
---------
Vacation interests sales                                       $          -
Interest income                                                           -
Other income (loss)                                                       -
                                                               ------------
     Total revenues                                                       -
                                                               ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                          -
Advertising, sales and marketing                                          -
Provision for doubtful accounts                                           -
Loan portfolio expenses                                                   -
General and administrative                                                -
Depreciation and amortization                                             -
                                                               ------------
Total costs and operating expenses                                        -
                                                               ------------

Income (loss) from operations                                             -

Interest expense                                                          -
Equity (gain) on investment in joint ventures                             -
Bankruptcy expenses                                                       -
                                                               ------------

Income (loss) before provision for taxes                                  -

Provision for income taxes                                                -
                                                               ------------
Net income (loss)                                              $          -
                                                               ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended May 31, 2002

                                                                     Design
                                                            Internationale-
Legal entity                                                      RMI, Inc.
Bankruptcy filing number                                       00-5-8313-JS
                                                               ------------
Inflows:
--------
Deposit/Collection
    Operating Refunds                                        $            -
                                                             --------------
    Subtotal-Deposit/Collection Inflows                                   -

Other
-----
Asset Sales                                                               -
                                                             --------------

    Total Cash Inflows                                                    -
                                                             --------------

Outflows:
---------
Operating-Resorts                                                         -
                                                             --------------

    Total Cash Outflows                                      $            -
                                                             --------------